DEUT027B


   As filed with the Securities and Exchange Commission on September 23, 1997

                                  FILE NO. 811-


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM N-1A

                             REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940

                               DEUTSCHE PORTFOLIOS

               (Exact Name of Registrant as Specified in Charter)


                                  P.O. BOX 501
                                 CARDINAL AVENUE
                        GRAND CAYMAN, CAYMAN ISLANDS, BWI

                    (Address of Principal Executive Offices)



            Registrant's Telephone Number, Including Area Code: 416-216-4293



            Brian Lee, 31 West 52nd Street, New York, New York 10019

                     (Name and Address of Agent for Service)

                        Copy to: John T. Bostelman, Esq.
                               Sullivan & Cromwell
                                125 Broad Street
                               New York, NY 10004





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                                EXPLANATORY NOTE


This registration statement on Form N-1A (the "Registration Statement") has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, beneficial interests in the Registrant are not being registered under the Securities Act of 1933 (the "1933 Act") because such interests will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Registrant may only be made by other investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in the Registrant.


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DEUT027B

         PART A - Top 50 World Portfolio (US Dollar), Top 50 Europe Portfolio (US Dollar), Top 50 Asia Portfolio (US Dollar), Top 50 US Portfolio (US Dollar), Provesta Portfolio (US Dollar), Investa Portfolio (US Dollar) and Japanese Equity Portfolio (US Dollar) and Global Bond Portfolio (US Dollar) and European Bond Portfolio (US Dollar)

        Responses to Items 1 through 3 and 5A have been omitted pursuant to paragraph 4 of Instruction F of the General Instructions to Form N-1A.

ITEM 4.  GENERAL DESCRIPTION OF REGISTRANT.

        Deutsche Portfolios (the "Trust") is a non-diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 20, 1997.

        Beneficial interests in the Trust are divided into separate series, each having distinct investment objectives and policies. The Top 50 World Portfolio (US Dollar), Top 50 Europe Portfolio (US Dollar), Top 50 Asia Portfolio (US Dollar) and Top 50 US Portfolio (US Dollar) (collectively, the "Top 50 Portfolios"); Provesta Portfolio (US Dollar), Investa Portfolio (US Dollar) and Japanese Equity Portfolio (US Dollar) (collectively, with the Top 50 Portfolios, the "Equity Portfolios"); and Global Bond Portfolio (US Dollar) and European Bond Portfolio (US Dollar) (collectively, the "Bond Portfolios") (collectively, with the Equity Portfolios, the "Portfolios") are described herein. Beneficial interests in the Portfolios are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Portfolios may only be made by other investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

        Each Portfolio is managed by Deutsche Fund Management, Inc. ("DFM" or the "Manager"), a registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major global financial institution.

        The investment objective(s) of each Portfolio follow:

        Provesta Portfolio (US Dollar) ("Provesta Portfolio"). This Portfolio seeks primarily to achieve high capital appreciation, and as a secondary objective, reasonable dividend income. It pursues its investment objectives by investing primarily in the equity securities of issuers located in European countries, including those which are member states of the European Union, those which are party to the Convention on the European Economic Area ("CEEA"), Switzerland, Slovakia, Czech Republic and Hungary.

        The Provesta Portfolio seeks investment in companies which the Adviser (as defined herein) believes may grow at a higher rate than the average of other European companies. These anticipated higher growth rates may cause the performance of the Portfolio to be more volatile than that of other equity portfolios. See "Risk Factors".


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        Under normal circumstances, at least 65% of the Portfolio's total assets are invested in European equity securities issued by companies with market capitalizations of between $115 million and $19 billion.

        Investa Portfolio (US Dollar) ("Investa Portfolio"). This Portfolio also seeks primarily to achieve high capital appreciation, and as a secondary objective, reasonable dividend income. It pursues its investment objectives by investing primarily in the equity securities of German companies.

        Under normal circumstances, at least 65% of the Portfolio's total assets are invested in equity securities issued by German issuers. In pursuing the Portfolio's objectives, the Adviser will emphasize German companies that have some or all of the following attributes: high market capitalization, large number of publicly held shares, high trading volume, high liquidity, financial stability, or a widely known name or product/service.

        Japanese Equity Portfolio (US Dollar) ("Japanese Equity Portfolio"). This Portfolio seeks to achieve high capital appreciation. It pursues its investment objective by investing primarily in the equity securities of Japanese issuers. Under normal circumstances, at least 65% of the Portfolio's total assets are invested in equity securities issued by Japanese companies, which may include, for the purpose of meeting such 65% minimum, up to 5% of the total assets in securities that grant the right to acquire Japanese securities.

        Top 50 World Portfolio (US Dollar) ("Top 50 World Portfolio"). This Portfolio also seeks primarily to achieve high capital appreciation, and as a secondary objective, reasonable dividend income. It pursues its investment objectives by investing at least 65% of its total assets in equity securities. In selecting securities for the Portfolio, emphasis will be placed on international diversification. While there are no specific percentage limitations on investments in any single country, the Portfolio generally expects to maintain a significant investment in at least three regions around the world-- e.g., Europe, North America, Asia, etc.

        The Portfolio invests in companies with a strong market position, which are globally competitive, have outstanding growth potential and offer above-average opportunities to take advantage of one or more of the following global future trends ("megatrends"):



        1.     Strong population growth in emerging markets
        2.     Aging   population   in    industrialized    nations,
               leading   to   growing  demands   for  the   products
               and   services   of   healthcare   and  related
               industries
        3.     Transition to an information and communications society
        4.     Growing demand for brand names
        5.     Growing oil/energy consumption worldwide

        Top 50 Europe Portfolio (US Dollar) ("Top 50 Europe Portfolio"). This Portfolio also seeks to achieve high capital appreciation, and as a secondary objective, reasonable dividend income. It pursues its investment objectives by

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investing at least 65% of its total assets in the equity securities of issuers located in European countries, including those which are member states of the European Union, those which are party to the CEEA, Switzerland, Slovakia, Czech Republic, and Hungary.

        The Portfolio invests primarily in European companies with above-average potential for capital gain. The Adviser places strong emphasis on companies that have clear strategic goals, that concentrate on their core businesses, and whose management gives appropriate consideration to return on investment.

        Top 50 Asia Portfolio (US Dollar) ("Top 50 Asia Portfolio"). This Portfolio also seeks to achieve high capital appreciation, and as a secondary objective, reasonable dividend income. It pursues its investment objectives by investing at least 65% of its total assets in the equity securities of issuers with a domicile or business focus in Asian countries, including China, Hong Kong, India, Indonesia, Japan, South Korea, Malaysia, Philippines, Singapore, Taiwan, Thailand. A company has its business focus in Asia when the majority of its profits or sales are made there.

        In selecting securities for the Portfolio, the Adviser will seek companies with some or all of the following attributes: strong prospects for medium-term growth, solid market position, with favorable financial performance and indicators, and high quality management whose aim is toward longer-term earnings, with a strategic view of their companies and markets.

        Top 50 US Portfolio (US Dollar) ("Top 50 US Portfolio"). This Portfolio also seeks to achieve high capital appreciation, and as a secondary objective, reasonable dividend income. It pursues its investment objectives by investing at least 65% of its total assets in the equity securities of issuers domiciled or headquartered in the United States. These companies may also conduct a substantial part of their business outside the United States.

        The Portfolio will invest primarily in companies that dominate their markets and maintain a leadership position through the combination of management talent, product or service differentiation, economies of scale and financial strength. These companies, in the opinion of the Adviser, are aggressive and tenacious companies, generally referred to as "Bulldogs," that are leading-edge U.S. corporations and have a "no holds barred" attitude geared toward market share dominance.

        The investment style of the Portfolio will also place great emphasis on the market valuation of a company's earnings (i.e., P/E ratio), as well as the predictability and durability of its earnings growth. The analysis of industry trends will also play an important part in the portfolio management process.

        Although the assets of the Portfolio are invested primarily in common stocks, other securities with equity characteristics may be purchased, including securities convertible into common stock, and warrants. The Portfolio may participate in initial public offerings from time to time and may only invest in publicly traded securities.


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        Top 50 Portfolios. The number of issuers of equity securities held in each Top 50 Portfolio is generally fifty. Each of these Portfolios generally invests only in those companies that the portfolio managers consider to be of outstanding quality in their particular field. In selecting the fifty issuers, the Adviser will emphasize some or all of the following attributes:

o              strong market position within its respective market
o              profitability,    predictability    and    duration   of
               earnings    growth, reflected in sound balance sheet ratios and
               financial statements
o              high quality of management with an orientation toward strong, long-term earnings
o              long-range strategic plans in place
o              generally    publicly    held   with   broad    distribution
               of    financial  information related to the company's operations

        Companies selected for each Top 50 Portfolio will be monitored on a consistent basis to detect risk in the form of possible changes in their earnings outlook and/or financial condition. The Adviser will monitor the annual and interim financial statements of a broad universe of companies, conduct sector and industry analysis and maintain company contact, including company visits and attendance at company meetings and analyst presentations. In addition, the Adviser will assess macroeconomic and stock market conditions in the various countries in which the companies held in each of these Portfolios are domiciled or have their primary stock market listings.

        The Adviser will consider the geographic market focus of each Top 50 Portfolio in considering companies proposed for investment, which may cause modest differences in style or investment approach among each of the Top 50 Portfolios.

        Global Bond Portfolio (US Dollar) ("Global Bond Portfolio"). This Portfolio seeks to achieve steady, high income. It pursues its investment objective by investing primarily in the fixed income securities (including convertible bonds and bonds with warrants) of issuers worldwide.

        Under normal circumstances, at least 65% of the Portfolio's total assets are invested in bonds and the Portfolio will include securities of issuers organized in at least three different countries.

        European Bond Portfolio (US Dollar) ("European Bond Portfolio"). This Portfolio also seeks to achieve steady, high income. It pursues its investment objective by investing primarily in the fixed income securities of European issuers. Under normal circumstances, at least 65% of the Portfolio's total assets are invested in fixed income securities and the Portfolio will include securities issued by European issuers.

        Each of the Global Bond Portfolio's and the European Bond Portfolio's investment in equity securities will not exceed 25% of its net assets. For purposes of the foregoing investment policies, the term "bonds" includes all fixed income securities.


                                             A-4

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         Because each  Portfolio is  classified as  "non-diversified"  under the
1940 Act, the performance of each Portfolio may be subject to greater fluctuation than that of a diversified investment company. See "Fundamental Investment Restrictions" below.

        The investment objective of each Portfolio is a fundamental policy and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio. However, the investment policies as described below are not fundamental policies and may be changed without such approval.

        Additional information about the investment policies of each Portfolio appears in Part B. There can be no assurance that the investment objective(s) any of the Portfolios will be achieved.

                                        All Portfolios

LISTED SECURITIES. Each Portfolio will invest primarily in listed securities ("Listed Securities"). For purposes of this Registration Statement, Listed Securities are defined as securities meeting at least one of the following requirements: (a) they are listed on a stock exchange in a member state of the European Union ("Member State") or in another state which is a party to the CEEA, or are included on another regulated market in a Member State or in another state party to the CEEA which market is recognized, open to the public and operates regularly; (b) they are admitted to the official listing on one of the stock exchanges listed in Appendix A or included on one of the regulated markets listed in Appendix A; or (c) application is to be made for admission to official listing on one of the aforementioned stock exchanges or inclusion in one of the aforementioned regulated markets and such admission or inclusion is to take place within 12 months of their issue.

UNLISTED   SECURITIES  AND  NOTES.   Up  to  a  total  of  10%  of  the  net
assets  of  each Portfolio may be invested in:

(a)     securities    that    are    consistent     with    the     Portfolio's
        investment objective(s)   and   policies,   which  are  not  admitted
        to  official   listing  on one  of  the  stock   exchanges  or
        included  on  one  of  the   regulated   markets,
        described above;

(b) interests in loans which are portions of an overall loan granted by a third party and for which a note has been issued ("Notes"), provided these Notes can be assigned at least twice after purchase by the Portfolio, and the Note was issued by:

        o the Federal Republic of Germany (the "FRG"), a special purpose fund of the FRG, a state of the FRG, the European Union or a member state of the Organisation for Economic Cooperation and Development (an "OECD Member"),

        o another German domestic authority, or a regional government or local authority of another Member State or another state party to the CEEA for which a zero weighting was notified according to
               Article 7 of

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               the  Council   Directive   89/647/YACK  of  18  December  1989
               on a solvency ratio for credit institutions (Official Journal EC No. L386, p. 14),

        o other corporate bodies or institutions organized under public law and registered domestically in Germany or in another Member State or another state party to the CEEA,

        o       other   debtors,   if   guaranteed   as  to  the   payment  of
               interest   and repayment of principal by one of the
               aforementioned bodies, or

        o companies which have issued securities which are admitted to the official listing on a German or other foreign stock exchange.

        Investments in Notes are subject to the Japanese Equity Portfolio's overall 30% limitation on fixed income securities and each other Equity Portfolio's overall 20% limitation on fixed income securities. See "Equity Portfolios--Fixed Income Securities" below.

        The current Member States and the states party to the CEEA and OECD Members are listed in Appendix A.

                                       Equity Portfolios

        FIXED INCOME SECURITIES. Each Equity Portfolio is permitted to invest in fixed income securities, although it intends to remain invested in equity securities to the extent practical in light of its objective. Investment in fixed income securities (excluding bank deposits and money market instruments) by each Equity Portfolio (excluding the Japanese Equity Portfolio) will not exceed 20% of such Portfolio's net assets. The Japanese Equity Portfolio's investment in fixed income securities (excluding bank deposits and money market instruments) will not exceed 30% of its net assets. For purposes of each Equity Portfolio's investments, convertible bonds and bonds with warrants would be considered equities, not fixed income securities. For the quality criteria of the fixed income securities, see "Quality of Fixed Income Securities" below.

                                        All Portfolios

        QUALITY OF FIXED INCOME SECURITIES. The fixed income securities in which each Portfolio may invest will be rated on the date of investment, within the four highest ratings of Moody's Investors Service, Inc. ("Moody's"), currently Aaa, Aa, A and Baa, or of Standard & Poor's Rating Services ("S&P"), currently AAA, AA, A and BBB or, if unrated, will be, in the opinion of the Adviser, of comparable quality to such rated securities discussed above. See Appendix B to the Part B for a description of these ratings.

        BANK DEPOSITS AND MONEY MARKET INSTRUMENTS. Each Portfolio may temporarily invest in bank deposits and money market instruments maturing in less than 12 months. These instruments include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by the FRG, the states of the FRG, the European Union, OECD Members or quasi-governmental entities for any of the foregoing.

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        Under normal circumstances each Portfolio will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However, each Portfolio may temporarily invest in bank deposits and money market instruments up to 49% of its net assets, as a measure taken in the Adviser's judgment during, or in anticipation of, adverse market conditions. For each Portfolio, except the Top 50 US Portfolio, certificates of deposit from the same credit institution may not account for more than 10% of the Portfolio's total assets. See "Investment Objectives and Policies" in Part B.

        OPTIONS TRANSACTIONS ON SECURITIES. Options transactions may be carried out for each Portfolio if the securities options are admitted to official listing on a recognized futures or securities exchange and the securities underlying the options are within the applicable investment objective and policies of the Portfolio. Each of these instruments is a derivative instrument as its value derives from the underlying asset. Each Portfolio may use options for hedging and risk management purposes and may purchase call options and sell put options for speculation. See "Risk Factors".

        By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). The purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price.

        Put options on securities may be purchased only if the securities underlying the option transaction are held by a Portfolio at the time of the purchase of the put option.

        When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it.

        Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option.

        Call options on securities may be sold only if the securities underlying the option transaction are held by a Portfolio at the time of the sale. These securities may not be sold during the maturity of the call option and may not be the subject of a securities loan.

        There is no limitation on the value of the options that may be purchased or written by a Portfolio. However, the strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of each Portfolio, may not exceed 20% of net assets of the Portfolio. See "Risk Factors." With respect to the Provesta Portfolio and the Investa Portfolio, the strike prices of options on fixed income securities held by each Portfolio may not exceed 4% of the net assets of the Portfolio (i.e., 20% of the 20% investment limitation on fixed income securities). See "Equity Portfolios - Fixed Income Securities" above.

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Options on securities may only be purchased or granted to a third party to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased by or granted for the account of a Portfolio, do not exceed 10% of the net assets of the Portfolio. Options on securities may only be written (sold) to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of a Portfolio, do not exceed 2% of the net assets of the Portfolio. When an option transaction is offset by a back-to-back transaction (e.g., where a Portfolio writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

        FUTURES CONTRACTS, OPTIONS ON FUTURES AND SECURITIES INDICES AND WARRANTS. Each Portfolio may purchase and sell stock index futures contracts and interest rate futures contracts and may purchase options on interest rate futures contracts, options on securities indices and warrants on futures contracts and stock indices. A Portfolio will engage in transactions in such instruments only if they are admitted to official listing on a recognized futures or securities exchange and meet certain other requirements stated below. A Portfolio may use these techniques for hedging or risk management purposes or, subject to certain limitations, for the purposes of obtaining desired exposure to certain securities or markets.

        For the purpose of hedging a Portfolio's assets, the Portfolio may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described above. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by the Portfolio for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by the Portfolio. In carrying out a particular hedging strategy, a Portfolio may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the Portfolio's assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. A Portfolio may also enter into transactions in futures contracts, options on futures, options on indices and warrants for non-hedging purposes, as described below.

        Each Portfolio, except the Top 50 US Portfolio, may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes. Transactions for non-hedging purposes may be entered into only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the Portfolio for non-hedging purposes, do not exceed in the

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aggregate 20% of the net assets of the Portfolio and (2) such instruments relate to categories of assets which the Portfolio is permitted to hold. In addition, with respect to the Provesta Portfolio and the Investa Portfolio, the contract values of all interest rate futures contracts and options and warrants on interest rate futures contracts held for non-hedging purposes may not exceed 4% of the net assets of the Portfolio (i.e., 20% of the 20% limitation on fixed income securities). See "Equity Portfolios - Fixed Income Securities" above.

        CURRENCY FORWARD CONTRACTS, OPTION RIGHTS AND WARRANTS ON CURRENCIES AND CURRENCY FUTURES CONTRACTS. (Each Portfolio, except the Top 50 US Portfolio) Each Portfolio, except Top 50 US Portfolio, may enter into foreign currency transactions to hedge currency risks associated with the assets of each Portfolio denominated or principally traded in foreign currencies. The Provesta Portfolio and the Investa Portfolio, however, do not presently intend to engage in such hedging activity but reserve the ability to do so under circumstances in which the Adviser believes that one or more currencies in which such Portfolio's assets are denominated may suffer a substantial decline against the U.S. dollar. Each Portfolio other than the Provesta Portfolio, Investa Portfolio and Top 50 US Portfolio may also enter into foreign currency transactions to hedge against currencies other than the U.S. dollar.

        A Portfolio may purchase or sell foreign currency contracts for forward delivery, purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to official listing on an exchange.

        SECURITIES LOANS. Subject to applicable investment restrictions, each Portfolio is permitted to lend its securities. These loans may not exceed 33 1/3% of a Portfolio's total assets. The Portfolios may pay reasonable administrative and custodial fees in connection with the loan of securities. The following conditions will be met whenever portfolio securities of a Portfolio are loaned: (1) the Portfolio must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as payments in respect of any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian and finder's fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Portfolio must terminate the loan and regain the right to vote the securities if a material event conferring voting rights and adversely affecting the investment occurs. In addition, a Portfolio will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution. No Portfolio will lend its securities to any officer, Trustee, Director, employee or other affiliate of the Deutsche Funds, Inc., a registered investment company the funds of which invest substantially all their assets in the Portfolio (the "Corporation") or the Trust, the Manager, the Adviser or the Distributor, unless otherwise permitted by applicable law.


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        Each Portfolio may lend its securities on a demand basis provided the market value of the assets transferred in securities loans together with the market value of the securities already transferred as a securities loan for the Portfolio's account to the same borrower does not exceed 10% of the total assets of the Portfolio.

        BORROWING. Each Portfolio may borrow money from banks for temporary or short-term purposes and then only in amounts not to exceed 10% of the Portfolio's, except the Top 50 US Portfolio's, total assets at the time of such borrowing. The Top 50 US Portfolio may take up short-term loans up to a limit of 1/3 of the Portfolio's total assets.

        WARRANTS. Each Portfolio may purchase warrants in value of up to 10% of the Portfolio's net assets. The warrants in which the Portfolios invest are a type of security that entitles the holder to buy a fixed amount of securities of such issuer at a specified price at a fixed date or for a fixed period of time (which may be in perpetuity) or to demand settlement in cash based on the price performance of the underlying security. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless.

        Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

        CONVERTIBLE SECURITIES. The convertible securities in which the Portfolios may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

        SHORT-TERM TRADING. Each Portfolio intends to manage its portfolio actively in pursuit of its investment objective. A Portfolio may take advantage of short-term trading opportunities that are consistent with its objective. To the extent a Portfolio engages in short-term trading, it may realize short-term capital gains or losses and incur increased transaction costs. See "Taxes" below.

        INVESTMENT RESTRICTIONS. The investment objective of each Portfolio, together with the fundamental investment restrictions described below and in Part B, except as noted, are deemed fundamental policies, i.e., they may be changed only with the approval of the holders of a majority of the outstanding voting securities of a Portfolio. Any other investment policies of the Portfolios described herein or in Part B are not fundamental and may be changed without investor approval.

Fundamental Investment Restrictions.


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        Each Portfolio is classified as "non-diversified" under the 1940 Act, which means that it is not limited by the 1940 Act with respect to the portion of its assets which may be invested in securities of a single company (although certain diversification requirements are in effect imposed by the Internal Revenue Code of 1986, as amended (the "Code")). The possible assumption of large positions in the securities of a small number of companies may cause the performance of a Portfolio to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the companies.

        At least 65% of the Provesta Portfolio's total assets are invested in European equity securities issued by companies with market capitalizations of between $115 million and $19 billion. At least 65% of the Investa Portfolio's total assets are invested in equity securities issued by German companies. At least 65% of the Japanese Equity Portfolio's total assets are invested in equity securities issued by Japanese companies, which may include, for the purposes of meeting such 65% minimum, up to 5% of the total assets in securities that grant the right to acquire Japanese securities. At least 65% of the Global Bond Portfolio's total assets are invested in bonds and such Portfolio will include securities of issuers organized in at least three different countries. At least 65% of the European Bond Portfolio's total assets are invested in bonds issued by European issuers.

        Top 50 World Portfolio will invest at least 65% of its total assets in equity securities. Top 50 Europe Portfolio will invest at least 65% of its total assets in the equity securities of issuers located in European countries. Top 50 Asia Portfolio will invest at least 65% of its total assets in the equity securities of issuers with a domicile or business focus in Asian countries. Top 50 US Portfolio will invest at least 65% of its total assets in the equity securities of issuers located in the United States.

        No Portfolio may purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would equal or exceed 25% of the value of the Portfolio's total assets, provided that the foregoing limitation shall not apply to investments in securities issued by the U.S. Government or its agencies or instrumentalities.

Non-Fundamental Investment Restrictions.

        Each Portfolio generally will not borrow money. Each Portfolio may not issue senior securities except as permitted by the 1940 Act or any rule, order or interpretation thereunder. Each Portfolio, except the Top 50 US Portfolio, may not invest more than 10% of its net assets in the securities of any one issuer or invest more than 40% of its net assets in the aggregate in the securities of those issuers in which the Portfolio has invested in excess of 5% but not more than 10% of its net assets.

        For a more detailed discussion of the above investment restrictions, as well as a description of certain other investment restrictions, see "Investment Restrictions" in Part B.

RISK FACTORS.

Equity Investments. Because the assets of each Equity Portfolio are invested primarily in equity securities, the Equity Portfolios are subject to market risk and the risks associated with the individual companies in which the Portfolios invest, meaning that stock prices in general may decline over short or extended periods of time. As with any equity-based investment company, the investor should be aware that unfavorable economic conditions can adversely affect corporate earnings and cause declines in stock prices.

        With respect to the Provesta Portfolio, investing in equity securities of mid-sized companies involves risks not typically associated with investing in comparable securities of large companies. Assets of the Portfolio are invested in companies which may have narrow product lines and limited financial and managerial resources. Since the market for the equity securities of mid-sized companies is often characterized by less information and liquidity than that for the equity securities of large companies, the Portfolio's investments can experience unexpected sharp declines in their market prices. Therefore, investments in the Portfolio may be subject to greater declines in value than shares of equity funds investing in the equity securities of large companies.

Fixed Income Securities. The value of fixed income securities generally goes down when interest rates go up, and vice versa. Furthermore, the value of fixed income securities may vary based on anticipated or potential changes in interest rates. Changes in interest rates will generally cause bigger changes in the prices of longer-term securities than in the prices of shorter-term securities.

        Prices of fixed income securities fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower rated securities often fluctuate more than those of higher rated securities. It is possible that some issuers will be unable to make required payments on fixed income securities.

Foreign Investments. Each Portfolio, except Top 50 US Portfolio, invests in foreign securities. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes (such as capital gain taxes) which may decrease the net return on foreign investments as compared to dividends and interest paid to a Portfolio by U.S. domestic companies.

        Investors should realize that the value of a Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) currency exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolios must be made in compliance with foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

        In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the Portfolios' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

        Since each Portfolio's investments in foreign securities involve foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Because the Provesta Portfolio and Investa Portfolio do not presently intend to engage in currency transactions to hedge currency risks, these Portfolios may be more vulnerable to the aforementioned currency risks. See "Foreign Currency Exchange Transactions" in Part B.

Emerging Markets (Provesta Portfolio, Global Bond Portfolio, Top 50 World Portfolio, Top 50 Europe Portfolio and Top 50 Asia Portfolio Only). Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. Investments in developing and emerging markets may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (ii) certain national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
(iii) foreign taxation; (iv) the absence, until recently, of a capital market structure or market oriented economy as well as issuers without a long period of successful operations; (v) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries or their neighboring countries; and (vi) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability.

         Futures, Options and Warrants. Each Portfolio's successful use of futures, options and warrants depends on the ability of the Adviser to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the Portfolio's assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of a Portfolio's portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If a Portfolio has hedged portfolio securities by purchasing put options or selling futures contracts, the Portfolio could suffer a loss which is only partially offset or not offset at all by an increase in the value of the Portfolio's securities. As noted, a Portfolio may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, a Portfolio may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by a Portfolio in entering into such transactions. The ability of a Portfolio to close out a futures, options or warrants position depends on a liquid secondary market.

        The use of futures contracts potentially exposes the Portfolios to the effects of "leveraging," which occurs when futures are used so a Portfolio's exposure to the market is greater than it would have been if the Portfolio had invested directly in the underlying instruments. Leveraging increases a Portfolio's potential for both gain and loss. As noted above, the Portfolios intend to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Portfolios. See "Futures and Option Contracts" in Part B.

LOCAL SECURITIES MARKETS

The German Securities Markets. Equity securities trade on the country's eight regional stock exchanges of which Frankfurt accounted for approximately 79.5% of the total volume in 1996.

        Share prices of companies traded on German stock exchanges declined in 1991 and 1992 as the German economy entered a recessionary period following unification of eastern and western Germany in 1990. The DM total return of the CDAX German Composite Index of stocks was -6.39% in 1992, 44.56% in 1993, -5.83% in 1994, 4.75% in 1995, 22.14% in 1996 and 29.96% for the first half of 1997.

        Trading volume tends to concentrate on the relatively few companies having both large market capitalization and a broad distribution of their stock with few or no large holders. The five companies having the largest annual trading volume of their stock in 1996 represented 46.8% of total trading volume on the German stock exchanges: Daimler-Benz AG with DM 261.9 billion, Siemens AG with

DM 256.1 billion, Deutsche Bank AG with DM 216.8 billion, Bayer AG with DM 186.4 billion and Volkswagen AG with DM 162.2 billion.Siemens Aktiengesellschaft with DM 178.1 billion, Daimler Benz AG with DM 176.3 billion, Deutsche Bank AG with DM 150.9 billion, Bayer AG with DM 135.3 billion and Volkswagen
Aktiengesellschaft with DM 110.2 billion.

Japanese Equity Securities Markets. Listed securities in Japan trade on three Main Japanese Exchanges (including the Tokyo Stock Exchange) and five regional stock exchanges, although the Tokyo Stock Exchange ("TSE") has generally represented over 75% of annual trade of volume. In 1996, three industrial groups (banks, electric appliances and transportation equipment) accounted for approximately 40% of the total market value of TSE stocks. Share prices of companies traded on Japanese stock exchanges reached historical peaks in 1989 and 1990. Afterwards stock prices decreased significantly, reaching their lowest levels in 1992. For example, the Nikkei index of 225 stocks fell from 38916 at year-end 1989 to a low in 1992 of 14309, a drop of 63%. The index was 19361 at the end of 1996, and 20331 at June 30, 1997. The decline in stock prices after 1989 has raised the cost of capital for industry and has reduced the value of stock holdings by banks and corporations. These effects have, in turn, contributed to the recent weakness in Japan's economy and could continue to have an adverse impact in the future.

ITEM 5. MANAGEMENT OF THE TRUST.

Deutsche Fund Management, Inc. is the investment manager of the Portfolios. DFM has retained the services of DWS International Portfolio Management GmbH ("DWS Adviser") as the investment adviser of each Portfolio, except the Top 50 US Portfolio. DFM has retained the services of Deutsche Morgan Grenfell Investment Management Inc. (DMGIM) as investment adviser of the Top 50 US Portfolio ("DMGIM Adviser") as the investment adviser of Top 50 US Portfolio (collectively with the DWS Adviser, the "Advisers" and severally as the context may require, the "Adviser"). DFM and the Advisers are indirect subsidiaries of Deutsche Bank AG. Federated Services Company is the operations agent of the Portfolios (the "Operations Agent"). IBT Fund Services (Canada) Inc. ("IBT (Canada)") is the fund accounting agent of the Portfolios ("Fund Accounting Agent"). IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") is the administrative agent of the Portfolios ("Administrative Agent"). Investors Bank & Trust Company ("IBT") is the custodian of the Portfolios ("Custodian"). The Board of Trustees of the Trust provide broad supervision over the affairs of the Portfolios. A majority of the Trust's Trustees are not affiliated with the Manager or the Advisers. For further information about the Trustees of the Trust, see Item 14 in Part B.

Manager. The Trust has retained the services of DFM as investment manager to each Portfolio. DFM, with principal offices at 31 West 52nd Street, New York, New York 10019, is a Delaware corporation and registered investment adviser under the Advisers Act of 1940.

        DFM is a wholly-owned subsidiary of Deutsche Fonds Holding GmbH ("DFH"), a company with limited liability organized under the laws of Germany and a consolidated subsidiary of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $570 billion and 75,000 employees as of year-end 1996, Deutsche Bank AG is Europe's largest universal bank. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG's creditworthiness ranks it among the most highly rated financial institutions in the world. For example, Deutsche Bank AG has been rated AAA by Standard & Poor's Corporation, New York. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by a Portfolio.

        DFH subsidiaries include German-based DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH ("DWS") and others based in Luxembourg, Austria, Switzerland, Singapore, France and Italy. Together, DFH subsidiaries serve as manager and/or investment adviser to more than 150 mutual funds outside the United States, having aggregate assets under management of more than the equivalent of $68 billion as of August 1997. DFH and its subsidiaries employ approximately 500 professionals and is the largest mutual fund operator in Europe based on assets under management.

        The primary subsidiary of DFH is DWS. Founded in 1956, it is the largest mutual fund company in Germany, holding a 25% share of the German mutual fund market based on assets under management as of August 1997. DFH and its subsidiaries are known in the financial market as "DWS Group, Investmentgroup of Deutsche Bank."

        DFH subsidiaries have received widespread industry recognition in Europe. For example, Micropal, Europe's leading fund rating organization, has accorded DWS the following awards: 1994: best fund manager for 1, 3 and 5 year periods; 1995: best fund manager for 1, 3 and 5 year periods; 1996: best fund manager for 3 and 5 year periods. These awards were given to fund managers having 10 or more funds registered for sale in Germany, based on the manager with the highest number of funds ranked first within various categories of investment objective defined by Micropal. Fund rankings are based on above-average performance in Deutsche Mark ("DM") terms and below-average volatility.

        Subject to the overall supervision of the Trust's Trustees, DFM is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of each Portfolio's investments and provides certain supervisory services. Under its investment management agreement with the Trust (the "Management Agreement"), DFM is permitted, subject to the approval of the Board of Trustees of the Trust, to delegate to a third party responsibility for management of the investment operations of each Portfolio. DFM has delegated this responsibility to the relevant Advisers. DFM retains overall responsibility, however, for supervision of the investment management program for each Portfolio. See "Manager" in Part B.

        As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Trust with respect to Top 50 US Portfolio, Provesta Portfolio, Investa Portfolio and Japanese Equity Portfolio, DFM receives a fee from each Portfolio, which is computed daily and paid monthly, equal to 0.85% of the average daily net assets of each Portfolio on an annualized basis for the Portfolio's then-current fiscal year. DFM receives a fee from Top 50 World Portfolio, Top 50 Europe Portfolio and Top 50 Asia Portfolio, which is computed daily and paid monthly, equal to 1.00% of the average daily net assets of each Portfolio on an annualized basis for the Portfolio's then-current fiscal year. As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Trust with respect to each Bond Portfolio, DFM receives a fee from each Bond Portfolio, which is computed daily and paid monthly, equal to 0.75% of the average daily net assets of each Bond Portfolio on an annualized basis for the Portfolio's then-current fiscal year.

Adviser. Pursuant to an investment advisory agreement ("Advisory Agreement") between DFM and the relevant Adviser, the Adviser provides investment advice and portfolio management services to each Portfolio. Subject to the overall supervision of DFM, the Adviser conducts the day-to-day investment decisions of each Portfolio, arranges for the execution of portfolio transactions and furnishes a continuous investment program for each Portfolio.

Each Adviser is an SEC-registered investment adviser and an indirect subsidiary of Deutsche Bank AG. The offices of the DWS Adviser are located at Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany. The offices of the DMGIM Adviser are located at 31 West 52nd Street, New York, New York 10019.

        For these services, the relevant Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.75% of the average daily net assets of Top 50 World Portfolio, Top 50 Europe Portfolio and Top 50 Asia Portfolio and equal to 0.60% of the average daily net assets of Provesta Portfolio, Investa Portfolio, Japanese Equity Portfolio and Top 50 US Portfolio and equal to 0.50% of Global Bond Portfolio and European Bond Portfolio on an annualized basis for the Portfolio's then-current fiscal year.

Portfolio Management

Elisabeth Weisenhorn is the senior portfolio manager for the Investa Portfolio and the Provesta Portfolio. Ms. Weisenhorn also serves as portfolio manager for Investa and Provesta, German registered mutual funds with the same investment objective, policies and restrictions as the respective Portfolio. She has held this position since 1991. Ms. Weisenhorn has 12 years of experience as an investment manager and joined the DWS Group in 1985. She is Senior Investment Officer, head of the German equity team, supervising funds holding assets under management of DM 8 billion ($4.7 billion) as of March 31, 1997. Ms. Weisenhorn is based at DWS Group's office in Frankfurt, Germany.

Hannah Cunliffe is the portfolio manager for the Japan Equity Portfolio. Ms. Cunliffe also serves as portfolio manager of the DWS-Japan Fonds, a German registered mutual fund with the same investment objective, policies and restrictions as the Japanese Equity Portfolio. She has held this position since February, 1994. Prior to this, she was the Asian equity market analyst for Deutsche Bank Research. Ms. Cunliffe joined the Deutsche Bank Group in 1989.

Heinz-Wilhelm Fesser is the senior portfolio manager for the Global Bond Portfolio and European Bond Portfolio. Mr. Fesser joined the DWS Group in 1987, where he has been engaged in the management of global fixed income funds. He is Senior Investment Officer, head of the global fixed-income team, supervising funds holding assets under management of DM 19.5 billion ($11.5 billion) as of

March 31, 1997.

Klaus Kaldemorgen is the senior portfolio manager for the Top 50 Asia Portfolio and Deutsche Top 50 World Portfolio. Mr. Kaldemorgen also serves as senior portfolio manager for the Top 50 Asien and Top 50 Welt, German registered mutual funds with the same investment objective, policies and restrictions as the respective Portfolios. He has held this position since the inception of these funds in April, 1996, and January 1997, respectively. Mr. Kaldemorgen has 15 years experience as an investment manager, joining the DWS Group in 1982. Mr. Kaldemorgen is Senior Investment Officer, head of the global equity team, DWS Group, Investmentgroup of Deutsche Bank, supervising funds holding assets under management of DM 10.8 billion ($6.3 billion) as of March 31, 1997.

Klaus Martini and Elisabeth Weisenhorn are the co-senior portfolio managers for the Top 50 Europe Portfolio. Mr. Martini joined the DWS Group in 1984, where he has managed European stock funds since 1988. Mr. Martini also serves as senior portfolio manager for Europa. He has held this position since the fund's inception in November, 1995. He is Senior Investment Officer, head of the European equity team, supervising funds holding assets under management of DM
4.8 billion ($2.8 billion) as of March 31, 1997. Mr. Martini is based at DWS Group's office in Frankfurt, Germany.

James  E.  Moltz,   the  chief   investment   officer  of  Deutsche   Morgan
Grenfell  Inc., is  the  senior   portfolio   manager  of  the  Top  50  US
Portfolio.   Mr.  Moltz  is  also the  chief   investment   strategist  of
Deutsche   Morgan   Grenfell  Inc.,  and  previously served  as  chief
investment   strategist  for  20  years  with  an  acquired   firm,   C.J.
Lawrence  Inc.  He  was  also  chairman  and  president  of  C.J.   Lawrence
Inc.  from  1973 to  1994.  Mr.  Moltz  is  a  former  Director  of  both  the
New  York  Stock  Exchange  and the  Securities   Industry   Association.
He is a member of the New York Society of Security Analysts and a Chartered Financial Analyst.

Operations Agent. Under an operations agency agreement with the Trust, Federated Services Company serves as Operations Agent to the Portfolio. In connection with its responsibilities as Operations Agent, Federated Services Company, among other things, (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations (iii) prepares expense projections; (iv) prepares materials for the Trustees of the Trust, (v) coordinates the activities of all service providers; (vi) conducts compliance training for the Adviser; (vii) prepares investor meeting materials and (viii) monitors and supervises collection of tax reclaims.

        As Operations Agent of the Portfolios, Federated Services Company receives a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year. The Operations Agent of the Portfolios will receive a minimum fee of $60,000 per Portfolio annually and a minimum aggregate fee for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Portfolio's operation and $125,000 for the second year, in each case payable to the Operations Agent, the Administrator and Transfer Agent combined.

Administrative Agent. Under an administration agreement with the Trust, IBT (Cayman) provides certain services to the Portfolios, including (i) filing and maintaining the governing documents, registration statements and other regulatory filings; (ii) maintaining a telephone line; (iii) approving annual expense budgets; (iv) authorizing expenses; (v) distributing materials to the Trustees of the Trust; (vi) authorizing dividend distributions; (vii) maintaining books and records; (viii) filing tax returns; and (ix) maintaining the investor register.

        As Administrative Agent of the Portfolios, IBT (Cayman) receives a fee from each Portfolio, which may be paid monthly, at the annual rate of $5,000.

Custodian and Fund Accountant. IBT, 200 Clarendon Street, Boston, MA 02116 acts as the custodian of each Portfolio's assets. Securities held for a Portfolio may be held by a sub-custodian bank approved by the Trustees or Custodian of the Trust. IBT (Canada) provides fund accounting services to the Portfolios, including (i) calculation of the daily net asset value for the Portfolios; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal securities and other regulatory requirements; and (iii) monitoring each Portfolio's compliance with the requirements applicable to a regulated investment company under the Code.

ITEM 6.  CAPITAL STOCK AND OTHER SECURITIES.

        The Trust is organized under the laws of the State of New York. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in separate series of the Trust. Each investor is entitled to a vote in proportion to the amount of its investment in each Portfolio. The Trust's Declaration of Trust provides that each investor in a Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of an investor in the Portfolios incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations.

The Trust reserves the right to create and issue a number of series, in which case investments in each series would participate equally in earnings and assets of the particular series. Currently the Trust has ten series.

Investments in the Portfolios have no pre-emptive or conversion rights and are fully paid and non-assessable, except as set forth below. The Trust is not required and has no current intention to hold annual meetings of investors, but the Trust will hold special meetings of investors when in the judgment of the Trustees it is necessary or desirable to submit matters for an investor vote. Changes in fundamental policies will be submitted to investors for approval. Investors have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified percentage of the aggregate value of the Trust's outstanding interests) the right to communicate with other investors in connection with requesting a meeting of investors for the purpose of removing one or more Trustees. Investors also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of investors. Upon liquidation of a Portfolio its investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

The net asset value of each Portfolio is determined each day on which the New York Stock Exchange Inc. ("NYSE") is open for trading ("Portfolio Business Day"). This determination is made as of the close of regular trading on the NYSE which is currently 4:00 p.m., New York time, or in the event that the NYSE closes early, at the time of such early closing (the "Valuation Time").

Each investor in the Portfolios may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading. At 4:00 p.m., New York time on each such business day, the value of each investor's beneficial interest in a Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m., New York time on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m., New York time, on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m., New York time on the following business day of the Portfolio.

The end of each Portfolio's fiscal year is August 31.

Under the anticipated method of operation of the Portfolios, the Portfolios will not be subject to any income tax. However, each investor in the Portfolios will be taxable on its share (as determined in accordance with the governing instruments of each Portfolio) of a Portfolio's ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

It is intended that each Portfolio's assets, income and distributions will be managed in such a way that an investor in a Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in a Portfolio.

Investor inquiries may be directed to: 416-216-4293

ITEM 7. PURCHASE OF SECURITIES BEING OFFERED.

Beneficial interests in the Portfolios are issued solely in private placement transactions that do not involve any "public offering" within the meaning of
Section 4(2) of the 1933 Act. Investments in the Portfolios may only be made by other investment companies, insurance company separate accounts, common or commingled trust funds, or similar organizations or entities which are "accredited investors" as defined in Rule 501 under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

An investment in the Portfolios may be made without a sales load. All investments are made at net asset value next determined after an order is received in "good order" by a Portfolio. The net asset value of a Portfolio is determined each Portfolio Business Day.

There is no minimum initial or subsequent investment in a Portfolios. However, because each Portfolio intends to be as fully invested at all times as is reasonably practicable in order to enhance the yield on its assets, investments must be made in federal funds (i.e., monies credited to the account of the Custodian by a Federal Reserve Bank).

Each Portfolio reserves the right to cease accepting investments at any time or to reject any investment order.

Portfolio Brokerage. The estimated annual portfolio turnover rate for the Provesta Portfolio, Investa Portfolio, Japanese Equity Portfolio, Global Bond Portfolio, European Bond Portfolio, Top 50 World Portfolio, Top 50 Europe Portfolio, Top 50 Asia Portfolio and Top 50 US Portfolio is generally not expected to exceed 180%, 80%, 150%, 350%, 350%, 80%, 80%, 100% and 80%, respectively. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year.

In effecting securities transactions, the Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other investment information provided to the Adviser by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

The Adviser may direct a portion of a Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from a Portfolio to pay other unaffiliated service providers on behalf of that Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by a Portfolio are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the Portfolios in the purchase and sale of portfolio securities when, in the judgment of the Adviser, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. As one of the principal brokers for the Portfolios, Deutsche Bank AG receives brokerage commissions from each Portfolio.

On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect a Portfolio.

ITEM 8. REDEMPTION OR REPURCHASE.

An investor in the Portfolios may reduce all or any portion of its investment at the net asset value next determined after a request in "good order" is furnished by the investor to the Portfolio. The proceeds of a reduction will be paid by the Portfolios in federal funds normally on the next Portfolio Business Day after the reduction is effected, but in any event within seven days. Investments in the Portfolio may not be transferred.

The right of any investor to receive payment with respect to any reduction may be suspended or the payment of the proceeds therefrom postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on the New York Stock Exchange is restricted or, to the extent otherwise permitted by the 1940 Act if an emergency exists.

The Portfolio reserves the right under certain circumstances, such as accommodating requests for substantial withdrawals or liquidations, to pay distributions in kind to investors (i.e., to distribute portfolio securities as opposed to cash). If securities are distributed, an investor could incur brokerage, tax or other charges in converting the securities to cash. In addition, distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Portfolio.

ITEM 9.  PENDING LEGAL PROCEEDINGS.

        Not applicable.

APPENDIX A
Member States of the European Union
Belgium                      Denmark                      Germany
Finland                      France                       Greece
Great Britain                Ireland                      Italy
Luxembourg                   Netherlands                  Austria
Portugal                     Sweden                       Spain

Organisation for Economic Cooperation and Development Members
Australia                    Austria                      Belgium
Canada                       Czech Republic               Denmark
Finland                      France                       Great Britain
Greece                       Germany                      Hungary
Iceland                      Ireland                      Italy
Japan                        Liechtenstein                Luxembourg
Mexico                       Netherlands                  New Zealand
Norway                       Poland                       Portugal
South Korea                  Spain                        Sweden
Switzerland                  Turkey                       United States

States Party to the Convention on the European Economic Area
Austria                      Belgium                      Denmark
Finland                      France                       Greece
Great Britain                Germany                      Iceland
Ireland                      Italy                        Liechtenstein
Luxembourg                   Netherlands                  Norway
Portugal                     Spain                        Sweden
Switzerland

Exchanges in European countries which are not Member States of the European Union and not states party to the Convention on the European Economic Area.
Switzerland    Slovakia*            Czech Republic*             Hungary* ***
Zurich         Bratislavia          Prague                      Budapest
Geneva
Basel

Exchanges in Non-European countries**
Argentina*            Canada*               Singapore*
Buenos Aires          Toronto               Singapore Stock Exchange
                      Vancouver
Australia*            Montreal              South Africa*
ASX (Sydney,                                Johannesburg
Hobart, Melbourne,    Thailand*
Perth)                Bangkok
Brazil*               South Korea*
Sao Paulo             Seoul                 USA
Rio de Janiero                              American Stock Exchange (AMEX)
                                            Boston*
Chile*                Malaysia*             Chicago*
Santiago              Kuala Lumpur          Cincinnati*
                                            Los Angeles Pacific Stock Exchange*
Hong Kong*            Mexico*               New York
Hongkong Stock        Mexico City           New York Stock Exchange (NYSE)
Exchange                                    Philadelphia*
                                           San Francisco Pacific Stock Exchange*
Indonesia*             New Zealand*
Jakarta Stock Exchange Wellington
                       Christchurch/Invercargill
Japan                  Auckland
Tokyo
Osaka                  Peru*
Nagoya                 Lima
Kyoto
Fukuoto                Philippines*
Niigata                Manilla
Sapporo
Hiroshima

Regulated Markets in countries which are not members on the European Union and not contracting states of the treaty on the European Economic Area

Japan* **
Over-the-Counter Market

Canada* **
Over-the-Counter Market

South Korea* **
Over-the Counter Market

Switzerland
Free Trading Zurich
Free Trading Geneva
Exchange Bern
Over  the   Counter   Market  of  the   members  of  the   International
Securities   Market Association (ISMA), Zurich

United States**
NASDAQ-System
Over-the-Counter    Market    (organized    markets   by   the
National    Association    of Securities Dealers, Inc.)


*       Not applicable to the European Bond Portfolio
**      Not applicable to the Provesta Portfolio
***     Not  applicable  to  Top  50  Europe   Portfolio,   Top  50  Asia
        Portfolio  and  Top 50 World Portfolio

DEUT056


PART A - US MONEY MARKET PORTFOLIO (US DOLLAR)

        Responses to Items 1 through 3 and 5A have been omitted pursuant to paragraph 4 of Instruction F of the General Instructions to Form N-1A.

ITEM 4.  GENERAL DESCRIPTION OF REGISTRANT.

        Deutsche Portfolios (the "Trust") is a non-diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 20, 1997.

        Beneficial interests in the Trust are divided into separate series, each having distinct investment objectives and policies. US Money Market Portfolio (US Dollar)(the "Portfolio") is described herein. Beneficial interests in the Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Portfolio may only be made by other investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

        The Portfolio is managed by Deutsche Fund Management, Inc. ("DFM" or the "Manager"), a registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major global financial institution.

                               Investment Objective and Policies

        The investment objective of the Portfolio is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The policies employed by the Portfolio in its efforts to achieve this objective are described below. Additional information about the investment policies of the Portfolio appears in Part B under "Investment Objectives and Policies."

        Investments for the Portfolio mature or are deemed to mature within 397 days (or 792 days in the case of U.S. Government securities) from the date of purchase and the average maturity of the investments held by the Portfolio (on a dollar-weighted basis) is 90 days or less. Currently, the Portfolio's investment policy is to invest only in money market instruments, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and bank obligations (such as certificates of deposit, fixed time deposits and bankers' acceptances), commercial paper, repurchase agreements, when-issued and delayed delivery securities, bonds issued by U.S. corporations and obligations of certain supranational organizations and foreign governments and their agencies and instrumentalities. (See Appendix A for more information.) The Portfolio may also enter into reverse repurchase agreements. The Portfolio will not invest more than 5% of its total assets in securities of a single issuer other than U.S. Government securities. All of the assets of the Portfolio are invested in securities which are rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P")) or, if unrated, are of comparable quality as determined by or under the direction of the Trust's Board of Trustees.

        Although the assets of the Portfolio are invested in high quality, short-term securities, the Portfolio is subject to interest rate risk and credit risk which cause fluctuations in the amount of income accrued on the Portfolio's investments. Interest rate risk refers to the price fluctuation of a debt security in response to changes in interest rates. In general, short-term securities have relatively small fluctuations in price in response to general changes in interest rates. Credit risk refers to the likelihood that an issuer will default on interest and principal payments. High quality securities of short maturities generally have relatively minimal credit risk.

        Subject to the restriction on the Portfolio's investments in securities that are not readily marketable (see "Non-Fundamental Investment Restrictions"), the Portfolio may purchase restricted securities, including securities eligible for resale under Rule 144A under the 1933 Act and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the 1933 Act. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the 1933 Act.

Loans of Portfolio Securities. Loans of portfolio securities up to 30% of the total value of the Portfolio are permitted and may be entered into for not more than one year. These loans must be secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending securities, the Portfolio's income can be increased by its continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into only with a "primary dealer" (as designated by the Federal Reserve Bank of New
York) in U.S. Government securities. This is an agreement in which the Portfolio agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Portfolio. Proceeds of borrowings under reverse repurchase agreements are invested for the Portfolio. This is the speculative factor known as "leverage". If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Portfolio as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into for the Portfolio if, as a result, more than one-third of the market value of the Portfolio's total assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Portfolio's obligations created by reverse repurchase agreements is reduced within three days thereafter (not including Sundays and holidays) or such longer period as the Securities and Exchange Commission may prescribe, to an extent that such obligations do not exceed, in the aggregate, one-third of the market value of the Portfolio's assets, as defined above. A segregated account with the Custodian is established and maintained for the Portfolio with liquid assets in an amount at least equal to the Portfolio's purchase obligations under its reverse repurchase agreements. Such a segregated account consists of liquid, high grade debt securities marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

Floating and Variable Rate Instruments. Certain of the obligations that the Portfolio may purchase have a floating or variable rate of interest. Such obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the Prime Rate, and at specified intervals. Certain of such obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. The Portfolio will limit its purchase of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Portfolio's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Portfolio elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book-entry form at a bank other than the Custodian, subject to a subcustodian agreement approved by the Trust between that bank and the Custodian.

        To the extent that floating and variable rate instruments without demand features are not readily marketable, they will be subject to the investment restriction on the Portfolio's investment in securities that are not readily marketable.

                             Investment Restrictions

        The investment objective of the Portfolio, together with the fundamental investment restrictions described below and in Part B, except as noted, are deemed fundamental policies, i.e., they may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. Any other investment policies of the Portfolio described herein or in Part B are not fundamental and may be changed without investor approval.

        The Portfolio will comply with Rule 2a-7 under the 1940 Act, including the diversification, quality and maturity limitations imposed by the Rule. A more detailed description of Rule 2a-7 is set forth in Part B under "Investment Objective and Policies."

Fundamental Investment Restrictions. The Portfolio is classified as "diversified" under the 1940 Act, which means that at least 75% of its total assets is represented by cash; securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and other securities limited in respect of any one company to an amount no greater than 5% of the Portfolio's total assets (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities). As a matter of operating policy, the foregoing fundamental policy would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event that Rule 2a-7 is amended in the future.

        The Portfolio may not purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would equal or exceed 25% of the value of the Portfolio's total assets, except this limitation shall not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certificates of deposit, bankers' acceptances or time deposits.

Non-Fundamental Investment Restrictions. The Portfolio will not purchase more than 10% of the principal amount of all outstanding debt obligations of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities). In addition not more than 10% of the net assets of the Portfolio may be invested in securities that are subject to legal or contractual restrictions on resale or in securities which are not readily marketable, provided that there is no limitation with respect to or arising out of investment in (a) securities that have legal or contractual restrictions on resale but have a readily available market or (b) securities that are not registered under the 1933 Act but which can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act.

        For a more detailed discussion of the above investment restrictions, as well as a description of certain other investment restrictions, see "Investment Restrictions" in Part B.

ITEM 5. MANAGEMENT OF THE TRUST.

         Deutsche Fund Management, Inc. is the investment manager of the Portfolio. DFM has retained the services of Deutsche Morgan Grenfell Investment Management Inc. (DMGIM) as investment adviser of the Portfolio (the "Adviser"). DFM and the Adviser are indirect subsidiaries of Deutsche Bank AG. Federated Services Company is the operations agent of the Portfolio (the "Operations Agent"). IBT Fund Services (Canada) Inc. ("IBT (Canada)") is the fund accounting agent of the Portfolio ("Fund Accounting Agent"). IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") is the administrative agent of the Portfolio
("Administrative Agent"). Investors Bank & Trust Company ("IBT") is the custodian of the Portfolio ("Custodian"). The Board of Trustees of the Trust provide broad supervision over the affairs of the Portfolio. A majority of the Trust's Trustees are not affiliated with the Manager or the Adviser. For further information about the Trustees of the Trust, see Item 14 in Part B.

Manager. The Trust has retained the services of DFM as investment manager to the Portfolio. DFM, with principal offices at 31 West 52nd Street, New York, New York 10019, is a Delaware corporation and registered investment adviser under the Advisers Act of 1940.

        DFM is a wholly-owned subsidiary of Deutsche Fonds Holding GmbH ("DFH"), a company with limited liability organized under the laws of Germany and a consolidated subsidiary of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $570 billion and 75,000 employees as of the year-ended 1996, Deutsche Bank AG is Europe's largest universal bank. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG's creditworthiness ranks it among the most highly rated financial institutions in the world. For example, Deutsche Bank AG has been rated AAA by S&P. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by the Portfolio.

        Subject to the overall supervision of the Trust's Trustees, DFM is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of the Portfolio's investments and provides certain supervisory services. Under its investment management agreement with the Trust (the "Management Agreement"), DFM is permitted, subject to the approval of the Board of Trustees of the Trust, to delegate to a third party responsibility for management of the investment operations of the Portfolio. DFM has delegated this responsibility to the Adviser. DFM retains overall responsibility, however, for supervision of the investment management program for the Portfolio. See "Manager" in Part B.

        As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Trust with respect to the Portfolio, DFM receives a fee from the Portfolio, which is computed daily and may be paid monthly, equal to 0.15% of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year.

Adviser. Pursuant to an investment advisory agreement ("Advisory Agreement") between DFM and DMGIM, DMGIM provides investment advice and portfolio management services to the Portfolio. Subject to the overall supervision of DFM, the Adviser conducts the day-to-day investment decisions of the Portfolio, arranges for the execution of portfolio transactions and furnishes a continuous investment program for the Portfolio.

        The Adviser is an SEC-registered investment adviser and an indirect subsidiary of Deutsche Bank AG. The offices of the Adviser are located at 31 West 52nd Street, New York, New York 10019. The Adviser is a wholly owned indirect subsidiary of Deutsche Bank AG, a major German banking institution.

        For these services, the Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.1125% of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year.

Operations Agent. Under an operations agency agreement with the Trust, Federated Services Company serves as Operations Agent to the Portfolio. In connection with its responsibilities as Operations Agent, Federated Services Company, among other things (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations; (iii) prepares expense projections; (iv) prepares materials for the Trustees of the Trust, (v) coordinates the activities of all service providers; (vi) conducts compliance training for the Adviser; (vii) prepares investor meeting materials and (viii) monitors and supervises collection of tax reclaims.

        As Operations Agent of the Portfolio, Federated Services Company receives a fee from the Portfolio, which is computed daily and paid monthly, at an annual rate, for at least the Portfolio's first year of operations, equal to 0.015% of the average daily net assets of the Portfolio. If, after the Portfolio's first year of operations, the average net assets of the Portfolio (excluding assets attributable to the Class Y Fund, an investor in the Fund) have not reached $325 million, the Operations Agent's fee would be increased to an annual rate of 0.035% of the average daily net assets of the Portfolio.

Administrative Agent. Under an administration agreement with the Trust, IBT (Cayman) provides certain services to the Portfolio, including (i) filing and maintaining the governing documents, registration statements and other regulatory filings; (ii) maintaining a telephone line; (iii) approving annual expense budgets; (iv) authorizing expenses; (v) distributing materials to the Trustees of the Trust; (vi) authorizing dividend distributions; (vii) maintaining books and records; (viii) filing tax returns; and (ix) maintaining the investor register.

        As Administrative Agent of the Portfolio, IBT (Cayman) receives a fee from the Portfolio, which may be paid monthly, at the annual rate $5,000.

Custodian and Fund Accountant. IBT, 200 Clarendon Street, Boston, MA 02116 acts as the custodian of the Portfolio's assets. Securities held for a Portfolio may be held by a sub-custodian bank approved by the Trustees or Custodian of the Trust. IBT (Canada) provides fund accounting services to the Portfolio, including (i) calculation of the daily net asset value for the Portfolio; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal securities and other regulatory requirements; and (iii) monitoring the Portfolio's compliance with the requirements applicable to a regulated investment company under the Code.

ITEM 6.  CAPITAL STOCK AND OTHER SECURITIES.

        The Trust is organized under the laws of the State of New York. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in separate series of the Trust. Each investor is entitled to a vote in proportion to the amount of its investment in the Portfolio. The Trust's Declaration of Trust provides that each investor in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of an investor in the Portfolio incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations.

        The Trust reserves the right to create and issue a number of series, in which case investments in each series would participate equally in earnings and assets of the particular series. Currently the Trust has ten series.

        Investments in the Portfolio have no pre-emptive or conversion rights and are fully paid and non-assessable, except as set forth below. The Trust is not required and has no current intention to hold annual meetings of investors, but the Trust will hold special meetings of investors when in the judgment of the Trustees it is necessary or desirable to submit matters for an investor vote. Changes in fundamental policies will be submitted to investors for approval. Investors have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified percentage of the aggregate value of the Trust's outstanding interests) the right to communicate with other investors in connection with requesting a meeting of investors for the purpose of removing one or more Trustees. Investors also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of investors. Upon liquidation of the Portfolio investors in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

        The net asset value of the Portfolio is determined once daily at 3:00 p.m. (Eastern time) on Monday through Friday, except on the holidays listed under "Net Asset Value" in Part B. The Portfolio's assets are valued by using the amortized cost method of valuation. This method involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The market value of the securities held by the Portfolio fluctuates on the basis of the creditworthiness of the issuers of such securities and on the levels of interest rates generally. While the amortized cost method provides certainty in valuation, it may result in periods when the value so determined is higher or lower than the price the Portfolio would receive if the security were sold. (See "Net Asset Value" in Part B.)

         Each investor in the Portfolio may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading and the Federal Reserve Bank is open for business. At 3:00 p.m. (Eastern time) on each such business day, the value of each investor's beneficial interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 3:00 p.m. (Eastern time) on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 3:00 p.m. (Eastern time) on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 3:00 p.m. (Eastern time) on the following business day of the Portfolio.

        The end of the Portfolio's fiscal year is August 31.

        Under the anticipated method of operation of the Portfolio, the Portfolio will not be subject to any income tax. However, each investor in the Portfolio will be taxable on its share (as determined in accordance with the governing instruments of the Portfolio) of the Portfolio's ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

        It is intended that the Portfolio's assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.

        Investor inquiries may be directed to:  416-216-4293.

ITEM 7. PURCHASE OF SECURITIES BEING OFFERED.

        Beneficial interests in the Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Portfolio may only be made by other investment companies, insurance company separate accounts, common or commingled trust funds, or similar organizations or entities which are "accredited investors" as defined in Rule 501 under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

        An investment in the Portfolio may be made without a sales load. All investments are made at net asset value next determined after an order is received in "good order" by the Portfolio. The net asset value of the Portfolio is determined once daily at 3:00 p.m. (Eastern time) on Monday through Friday, except on the holidays listed under "Net Asset Value" in Part B.

        There is no minimum initial or subsequent investment in the Portfolio. However, because the Portfolio intends to be as fully invested at all times as is reasonably practicable in order to enhance the yield on its assets, investments must be made in federal funds (i.e., monies credited to the account of the Custodian by a Federal Reserve Bank).

        The Portfolio reserves the right to cease accepting investments at any time or to reject any investment order.

Portfolio Transactions. Although the Portfolio generally holds investments until maturity and does not seek profits through short-term trading, it may dispose of any portfolio security prior to its maturity if it believes such disposition advisable. Money market securities are generally traded on a net basis and do not normally involve brokerage commissions or transfer taxes. See "Portfolio Transactions" in Part B.

ITEM 8. REDEMPTION OR REPURCHASE.

        An investor in the Portfolio may reduce all or any portion of its investment at the net asset value next determined after a request in "good order" is furnished by the investor to the Portfolio. The proceeds of a reduction will be paid by the Portfolio in federal funds normally on the next Portfolio business day after the reduction is effected, but in any event within seven days.
Investments in the Portfolio may not be transferred.


        The right of any investor to receive payment with respect to any reduction may be suspended or the payment of the proceeds therefrom postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on the New York Stock Exchange is restricted or, to the extent otherwise permitted by the 1940 Act if an emergency exists.

        The Portfolio reserves the right under certain circumstances, such as accommodating requests for substantial withdrawals or liquidations, to pay distributions in kind to investors (i.e., to distribute portfolio securities as opposed to cash). If securities are distributed, an investor could incur brokerage, tax or other charges in converting the securities to cash. In addition, distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Portfolio.

ITEM 9.  PENDING LEGAL PROCEEDINGS.

        Not applicable.

PART B

ITEM 10.  COVER PAGE.

         Not applicable.

ITEM 11.  TABLE OF CONTENTS.                                   Page

        General Information and History . . . . . . . . . . .B-1
        Investment Objective and Policies . . . . . . . . . .B-1
        Management of the Trust     . . . . . . . . . . . . .B-20
        Control Persons and Principal Holders
        of Securities . . . . . . . . . . . . . . . . . . . .B-21
        Investment Advisory and Other Services  . . . . . . .B-22
        Brokerage Allocation and Other Practices  . . . . . .B-25
        Capital Stock and Other Securities  . . . . . . . . .B-27
        Purchase, Redemption and Pricing of
        Securities Being Offered  . . . . . . . . . . . . . .B-28
        Tax Status  . . . . . . . . . . . . . . . . . . . . .B-29
        Underwriters  . . . . . . . . . . . . . . . . . . . .B-31
        Calculations of Performance Data  . . . . . . . . . .B-31
        Financial Statements  . . . . . . . . . . . . . . . .B-31

ITEM 12.  GENERAL INFORMATION AND HISTORY.

         Not applicable.

ITEM 13.  INVESTMENT OBJECTIVE AND POLICIES.

Part A contains additional information about the investment objectives and policies of the Top 50 World Portfolio (US Dollar) ("Top 50 World Portfolio"), Top 50 Europe Portfolio (US Dollar) ("Top 50 Europe Portfolio"), Top 50 Asia Portfolio (US Dollar) ("Top 50 Asia Portfolio"), Top 50 US Portfolio (US Dollar) ("Top 50 US Portfolio"), Provesta Portfolio (US Dollar)("Provesta Portfolio"), Investa Portfolio (US Dollar)("Investa Portfolio"), Japanese Equity Portfolio (US Dollar)("Japanese Equity Portfolio"), Global Bond Portfolio (US Dollar)("Global Bond Portfolio") and European Bond Portfolio (US Dollar)("European Bond Portfolio") (collectively, the "Portfolios"). This Part B should only be read in conjunction with Part A. This section contains supplemental information concerning the types of securities and other instruments in which each Portfolio may invest, the investment policies and portfolio strategies that each Portfolio may utilize and certain risks attendant to those investments, policies and strategies.

                                      Equity Investments

        As discussed in Part A, each Portfolio may invest in the equity securities of domestic and foreign issuers to the extent consistent with its investment objectives and policies. Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Preferred stock generally carries preferential rights to dividends and amounts payable upon liquidation of the issuer, but may have no voting rights. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible securities, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of common shareholders.

                                     Investment Companies

        Up to 5% of the total assets of each Portfolio except the Top 50 US Portfolio may be invested in shares of investment companies, provided these shares are offered to the public without limitation on the number of shares, the investors have the right to redeem their interest, and have investment policies consistent with those of the Portfolio. The Top 50 US Portfolio may invest up to 5% of its total assets in the securities of any one investment company and invest in the aggregate up to 10% of its total assets in the securities of investment companies as a group. However, the Top 50 US Portfolio intends that less than 5% of the Portfolio's total assets will be invested in investment company securities during its first year of operations. Each Portfolio may not own more than 3% of the total outstanding voting stock of any other investment company. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

        Subject to the foregoing limitations, shares of another securities investment fund managed by the Manager or the Adviser or by another investment adviser affiliated with the Manager or the Adviser through a substantial direct or indirect interest may be purchased, subject to certain limitations, if the other investment fund according to its investment policies is specialized in a specific geographic area or economic sector. A Portfolio would not, however, pay a sales charge when investing in an investment company managed by the Manager, the Adviser or their affiliates. In addition, no management or advisory fees would be paid by a Portfolio with respect to its assets which are invested in investment companies managed by the Manager, the Adviser or their affiliates.

                                  Participation Certificates

        Certain companies have issued participation certificates, which entitle the holder to participate only in dividend distributions, generally at rates above those declared on the issuers' common stock, but not to vote, nor usually to any claim for assets in liquidation. Participation certificates trade like common stock on their respective stock exchanges. Such securities may have higher yields; however, they may be less liquid than common stock. The Adviser believes that certain participation certificates have potential for long-term appreciation, depending on their price relative to that of the issuer's equity securities, if publicly traded, and other criteria.

                                    Short-Term Instruments

        Although it is intended that the assets of each Portfolio stay invested in the securities described above and in Part A to the extent practical in light of each Portfolio's investment objective and long-term investment perspective, assets of each Portfolio may be invested in bank deposits and money market instruments maturing in less than 12 months to meet anticipated expenses or for day-to-day operating purposes and when, in the Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity or fixed income markets. In addition, when a Portfolio experiences large cash inflows through additional investments by its investors or the sale of portfolio securities, and desirable securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such securities. Bank deposits and money market instruments include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by the Federal Republic of Germany ("FRG"), the states of the FRG, the European Union, other member states of the OECD or quasi-government entities of any of the foregoing.

                                    Zero Coupon Obligations

        Each Portfolio may also invest in zero coupon obligations, such as zero coupon bonds. Zero coupon obligations pay no current interest, and as a result their prices tend to be more volatile than those of securities that offer regular payments of interest. In order to pay cash distributions representing income on zero coupon obligations, a Portfolio may have to sell other securities on unfavorable terms, and these sales may generate taxable gains for shareholders in the corresponding Fund.

                                            Options

        Each Portfolio may write call and put options and purchase call and put options on securities. A Portfolio will write options on securities for the purpose of increasing its return on such securities and/or to protect the values of its portfolio.

        The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option (limited to the amount of the premium paid, plus related transaction costs). A Portfolio may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

        If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

        Transaction in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.

        All options purchased or sold by a Portfolio will be traded on a securities exchange or, in the case of Top 50 US Portfolio, will be purchased or sold by securities dealers (in the case of over-the-counter, or "OTC," options) that meet creditworthiness standards approved by the Trust's Board of Trustees. In the case of OTC options, the Top 50 US Portfolio relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Portfolio purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

        The staff of the Securities and Exchange Commission ("SEC") has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the Top 50 US Portfolio may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that such Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

                            Foreign Currency Exchange Transactions

        Each Portfolio (except the Top 50 US Portfolio) may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. Each Portfolio may also enter into foreign currency transactions to hedge against a change in foreign currency exchange rates that would affect the value of existing investments denominated or principally traded in a foreign currency. Each Portfolio other than the Provesta Portfolio and the Investa Portfolio may also, in circumstances where the Adviser considers it appropriate, enter into foreign currency exchange transactions for the purpose of hedging the value of such Portfolios against currencies other than the U.S. dollar. To conduct the hedging discussed above, a Portfolio would generally enter into a forward contract to sell the foreign currency in which the investment is denominated in exchange for U.S. dollars or other currency in which the Adviser desires to protect the value of the Portfolio.

        Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is difficult, and the successful execution of a hedging strategy is highly uncertain.

                      Futures Contracts and Options on Futures Contracts

        Each Portfolio may purchase or sell futures contracts and purchase put and call options, including put and call options on futures contracts. In addition, each Portfolio may purchase put and call options on futures. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index.

        Futures contracts and options on futures contracts may be entered into on foreign exchanges. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries may involve considerations and risks not typically associated with investing in U.S. markets.

        Futures Contracts. When a Portfolio purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date and price or to make or receive a cash payment based on the value of a securities index or a financial instrument. When a Portfolio sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date and price or to receive or make a cash payment based on the value of a securities index or a financial instrument. When a Portfolio purchases or sells a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument or index. The price at which the purchase and sale will take place is fixed when a Portfolio enters into the contract. Futures can be held until their delivery dates or the positions can be (and normally are) closed out, by entering into an opposing contract, before then.

        When  a  Portfolio  purchases  or  sells  a  futures  contract,   it
is  required  to make  an  initial  margin  deposit.   Although  the  amount
may  vary,   initial  margin  can be  as  low  as  1%  or  less   of  the
notional   amount   of  the   contract.   Additional
margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of the Portfolio's initial margin deposit.

        Options on Futures. Put and call options on futures contracts may be purchased by each Portfolio in order to protect against declines in values of portfolio securities or against increases in the cost of securities to be acquired. Unlike a futures contract, which requires parties to buy or sell the underlying financial instrument or make a cash settlement payment based on changes in the price of the financial instrument on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract. The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Portfolio are paid by that Portfolio into a segregated account as required by the 1940 Act and the SEC's interpretations thereunder.

        Purchase of options on futures contracts may present less risk in hedging a Portfolio than the purchase or sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

        Combined Positions. Each Portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

        Options on Securities Indices. Each Portfolio is also permitted to purchase call and put options on any securities index based on securities in which the Portfolio may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing index options for hedging purposes, is subject to the risk that the value of its portfolio securities may not change as much as that of an index because the Portfolio's investments generally will not match the composition of an index.

        Warrants. Each Portfolio may purchase warrants which, like options on futures contracts and options on securities indices, entitle the holder to purchase or sell a futures contract or to a cash payment reflecting the price fluctuation in an index of securities. A Portfolio may also purchase warrants that entitle the holder to a cash payment reflecting the fluctuation in the value of certain financial futures contracts. Warrants on futures contracts and warrants on securities indices differ from the equivalent options in that: (1) they are securities issued by a financial institution/special purpose issuer rather than contracts entered into with a futures exchange and (2) they are traded on a securities exchange rather than on a futures exchange. The use of warrants will generally entail the same risks that are associated with a Portfolio's positions in options on futures and options on securities indices.

        Other Limitations. The Commodity Exchange Act prohibits U.S. persons, such as a Portfolio, from buying or selling certain foreign futures contracts or options on such contracts. Accordingly, each Portfolio will not engage in foreign futures or options transactions unless the contracts in question may lawfully be purchased and sold by U.S. persons in accordance with applicable Commodity Futures Trading Commission ("CFTC") regulations or CFTC staff advisories, interpretations and no action letters. In addition, in order to assure that a Portfolio will not be considered a "commodity pool" for purposes of CFTC rules, the Portfolio will enter into transactions in futures contracts or options on futures contracts only if (1) such transactions constitute bona fide hedging transactions, as defined under CFTC rules or (2) no more than 5% of the Portfolio's net assets are committed as initial margin or premiums to positions that do not constitute bona fide hedging transactions.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Portfolio's current or anticipated investments exactly. Each Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Portfolio's other investments.

        Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and Over-the-Counter Options" above for a discussion of the liquidity of options not traded on an exchange.)

Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Portfolio or its Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

Asset Coverage for Futures Contracts and Options Positions. Each Portfolio intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Portfolio can commit assets to initial margin deposits and option premiums. In addition, each Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or a Portfolio's ability to meet redemption requests or other current obligations.

                                        Risk Management

        Each Portfolio may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Portfolio to purchase futures contracts on long term debt securities. Similarly, if the Adviser wishes to decrease fixed income securities or purchase equities, it could cause a Portfolio to sell futures contracts on debt securities and purchase futures contracts on a stock index. Because these risk management techniques involve leverage, they include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

THE GERMAN SECURITIES MARKETS

        Equity Markets. Equity securities trade on the country's eight regional stock exchanges (Frankfurt, Dusseldorf, Munich, Hamburg, Berlin, Stuttgart, Hanover and Bremen), of which Frankfurt accounted for approximately 77% of the total volume in 1996. While trading in listed securities is not legally or otherwise confined to the exchanges, they are believed to handle the largest part of trading volume in equity transactions.

                           Market Capitalization and Trading Volume
                      of Equity Securities on German Stock Exchanges(1)
                                        (in billions)

                             Market                  Trading Volume for
                        Capitalization as               the year ended
                        of December 31(2)               December 31(2)
                        -----------------               --------------
1992.......         $359.77        DM561.89         $876.8       DM1,415.2

1993.......         483.59          800.10        1,150.3         1,985.8

1994.......         499.25          773.88        1,302.9         2,017.9

1995......          544.89          781.10        1,146.8         1,643.9

1996........        635.95          988.77        1,487.6         2,312.9

---------------
(1) Excluding stocks of foreign-domiciled companies and investment companies.
(2) US Dollar equivalents calculated at year-end exchange rates.
    The figures for 1992 through 1994 include warrants.
Sources:  Deutsche Borse AG and the Deutsche Bundesbank.

        German stock exchanges offer three different market segments within which stocks are traded:

               (i) The official market (Amtlicher Handel) comprises trading in shares which have been formally admitted to official listing by the admissions committee of the stock exchange concerned, based upon disclosure in the listing application or "prospectus".

               (ii) The regulated, unlisted market (Geregelter Market) comprises trading in shares not admitted to official listing. Companies admitted to this market segment are exempt from publishing a full listing prospectus, but are required to submit an offering memorandum. Admission is granted by a special committee which is also responsible for the supervision of the establishment of prices.

               (iii) The unofficial, unregulated telephone, or over-the-counter, market (Freiverkehr) comprises trading in securities that have not followed any special listing procedure. It includes trading in securities by telephone or on the stock exchange premises, between banks or through floor brokers prior to or after official trading hours.

        For an official listing, the German stock exchanges and pertinent legislation require public disclosure of all information about an issuer considered material to an evaluation of the securities to be listed. Applications must further provide the latest annual financial statements of the issuer with explanatory notes, including disclosure of any liabilities not shown therein. They must also furnish details of the issuer to be listed. Generally, DM 0.5 million par value (i.e., 10,000 shares of DM 50 par value) is considered to be the minimum amount suitable for full listing. Applications for admission to regulated unlisted trading must contain essentially similar information as that required for full listing, but in a condensed form that may be submitted as a memorandum. However, the document, in lieu of being published, may be deposited with paying agents so long as reference is made in one of the official stock exchange publications.

        Markets in listed securities are generally of the auction type, but a substantial amount of listed securities also changes hands in inter-bank dealer markets both on and off the stock exchanges. Prices for active stocks, including those of larger companies, are quoted continuously during stock exchange hours. Less active listed and stocks admitted to trading in the regulated unlisted market are quoted only once a day.

        Options on both domestic and foreign stocks have been traded since 1970 although trading activity is relatively low. There is also active trading in share warrants, generally issued in conjunction with bonds.

        As set forth below under "Role of Banks in German Capital Markets", German banks, brokers and selected domestic investment trusts are regular members of the stock exchanges. Banks may deal on a net basis for their own account, as well as for accounts of domestic and foreign institutional customers during or after regular stock exchange hours.

        Stock Indices. Two principal stock indices in Germany are the DAX Index (Deutscher Aktienindex; i.e., German Stock Index) and the CDAX German Composite Index (Composite Deutscher Aktienindex). The DAX Index is composed of the 30 most actively traded German blue-chip stocks. It represents over 69% of the total equity capital of German exchange-listed companies. Trading in these shares accounts for approximately 75% of the stock volume traded on the German exchanges. The CDAX German Composite Index comprises all German stocks listed in the official market at the Frankfurt Stock Exchange.

        Set forth in the table below is information concerning the total return of the DAX Index and CDAX Index for each of the periods indicated.


                                    Annual Total Return(1)

                                                                                                   First
                                                                                                   half
                                  1992         1993         1994         1995         1996        1997(2)
                                  ----         ----         ----         ----         ----        -------

DAX..................            (2.09)%        46.71%      (7.06)%      6.99%        28.17%      31.05%

CDAX.................            (6.39)%        44.56%      (5.83)%      4.75%        22.14%      29.96%

Dollar-adjusted DAX....          (8.33)%        36.85%      4.12%        15.60%       18.17%      16.83%

Dollar-adjusted CDAX.......      (12.36)%       34.85%      5.50%        13.17%       12.61%      15.85%

----------------
(1) Based on U.S. dollar returns.
(2) Return as of June 30, 1997 (not annualized).

        Trading volume tends to concentrate on the relatively few companies having both large market capitalization and a broad distribution of their stock with few or no large holders. The five companies having the largest annual trading volume of their stock in 1996 represented 46.8% of total trading volume on the German stock exchanges: Saimler-Benz Ag with DM 261.9 billion, Siemens AG with DM 256.1 billion, Deutsche Bank AG with DM 216.8 billion, Bayer AG with DM
186.4 billion and Volkswagen AG with DM 162.2 billion.

        The actual float available for public trading is significantly smaller than the aggregate market value cited above because of the large extent of long-term holdings by non-financial corporations, family groups and banks. However, the number of publicly traded shares has been increasing in recent years due to a reduction in such holdings on the part of certain insurance companies and public authorities. In addition, the continuing public offerings of equity securities previously controlled by the federal government have contributed to the growing size of the float.

        Domestic institutional ownership of German equities, while large relative to that by individuals, is less than that in certain other industrial countries. The German Government is encouraging the expansion of private participation in the equity markets, and has contributed to this process both directly, through public sale of government-owned enterprises, as well as indirectly through fiscal measures.

        Set forth in the table below is information concerning the industry composition of the DAX Index and CDAX Index.


          Industry Composition of DAX(1) and CDAX(2) Index -- as of December 31, 1996

                                                               DAX             CDAX
Banks and Insurance........................................   28.0%          28.0%

Chemical Concerns/Pharmaceutical...........................  20.9%           20.1%

Auto Industry and Supply...................................  13.7%           10.2%

Utilities and Energy.......................................  --              --

Electronics Industry.......................................  5.3%            5.7%

Mechanical Engineering.....................................  2.0%            2.7%

Steel and Raw Materials....................................  3.5%            4.1%

Consumer Goods.............................................  4.5%            6.0%

Other......................................................  4.5%            6.0%
                                                             ----            ----

                     Total.................................  100.0%          100.0%
                                                             ======          ======

-----------------
(1) The DAX Index is comprised of 30 stocks representing approximately 69% of the market capitalization of the German stock exchange.
(2)     The CDAX Index is comprised of 374 stocks (subject to adjustments).

        Primary Markets. The amount of funds raised in equity financings in 1996 increased by DM 17,862 to DM 24,807 while the number of financings decreased by 6 to 14. The total value of primary offerings for each of the previous five years of listed equity issues is shown in the table below.

                       Primary Offerings of Listed Equity Securities by
                                       Domestic Issuers
                                       (millions of DM)

                                   1992           1993          1994         1995      1996
                                   ----           ----          ----         ----      ----
Value.......................        804            833         1,246        6,495      24,807

--------------
Source:  Deutsche Borse AG.

        Role of Banks in German Capital Markets. As is the case in other continental European developed countries, German commercial and banking laws permit commercial banks to act, either directly or indirectly, as investment bankers/underwriters, managers of mutual and other investment funds and investment advisers, as well as securities broker/dealers. Many German banks, including Deutsche Bank AG ("Deutsche Bank"), are members of stock exchanges in their respective countries. Moreover, they may, directly or indirectly, also provide other financial services such as life insurance, mortgage lending and installment financing. Lastly, they may, and frequently do, maintain long-term equity participations in industrial, commercial or financial enterprises, including enterprises whose voting and other equity securities may be publicly traded and/or listed on national securities exchanges. Recent legislation requires notification of the newly established Securities Trading Supervisory Office and publication if certain thresholds of participating in the voting capital of a stock exchange listed corporation are passed.

        Deutsche Bank, the parent of the Manager and the Investment Adviser, holds significant participation in five listed German companies. The term "significant" denotes direct ownership of over 25% of the voting equity which, under German law, provides the holder with veto power in policy decisions, such as a change of business objectives or major acquisitions. Deutsche Bank owns equity interests ranging from 25% to 50% in holding companies that own participations of 25% or more in an additional four listed German companies, most of which are publicly owned. In addition, Deutsche Bank may maintain trading positions in the securities of these and other (domestic and foreign) companies, and may make trading markets in some of them, subject to limitations imposed by applicable law, including the limitations of the German Stock Exchange Law (Borsengesetz) of 1896, as amended. Deutsche Bank directors or officers may, by virtue of such ownership or otherwise, be elected to the Supervisory Boards of these and other companies. Deutsche Bank and its affiliates may also have commercial lending relationships with companies whose securities the Portfolio may acquire.

        In their capacity as underwriters, German banks originate and manage new issues of domestic and international fixed income and equity securities both in their respective domestic primary market and in the Euromarket. Deutsche Bank frequently acts as lead manager for domestic underwritten offerings of both debt and equity securities. Under an SEC securities in offerings in which Deutsche Bank or one of its affiliates is the principal underwriter. Directly and through its various wholly-owned affiliates abroad, Deutsche Bank is a major factor in the Eurobond market. Although the Portfolio will not purchase securities from or sell securities to Deutsche Bank, the trading activities of Deutsche Bank as well as the investment positions and underwriting activities in such securities could have either an adverse or beneficial effect on the price of those securities already held in the Portfolio or contemplated for purchase and, depending on the size of Deutsche Bank's position, may or may not affect the availability of the securities for investment of the Portfolio.

JAPANESE EQUITY SECURITIES MARKETS

        Listed securities in Japan trade on three Main Japanese Exchanges (the Nagoya Stock Exchange, the Osaka Securities Exchange and the Tokyo Stock Exchange (the "TSE")) and five regional stock exchanges (the Fukuoka Stock Exchange, the Hiroshima Stock Exchange, the Kyoto Stock Exchange, the Niigata Stock Exchange and the Sapporo Stock Exchange). The TSE is the largest and most prestigious of the exchanges and is widely regarded as the central marketplace for all of Japan.

        There are two widely followed price indices in Japan for listed securities. The Nikkei Stock Average ("NSA") is the arithmetic average of 225 selected stocks computed by a private corporation. The Tokyo Stock Price Index ("TOPIX"), published by the TSE, is the composite index of all common stock listed on the First Section of the TSE. TOPIX reflects the change in the aggregate market value of the common stocks as compared to the aggregate market value of those stocks as of the close on January 4, 1968.

        The following table sets forth the year-end NSA and TOPIX for 1987 through 1996 and yen and dollar-adjusted total return information for those years.

                                 NSA                                            TOPIX
           -----------------------------------------         ------------------------------------


                                   Total Return(1)                                Total Return(1)
                           ---------------------------                      -----------------------


                                              Dollar                                          Dollar
              Index*         (Y)             Adjusted           Index*         (Y)           Adjusted
           -----------     ---------    -----------------    -----------    ----------    ------------

1987       21,564.00        15.31%            50.54%         1,725.83        10.89%           44.77%

1988       30,159.00        39.86%            35.61%         2,357.03        36.57%           32.42%

1989       38,915.87        29.04%            12.21%         2,881.37        22.25%            6.31%

1990       23,848.71       -38.72%           -35.08%         1,733.83       -39.83%           -36.26%

1991       22,983.77        -3.63%             4.75%         1,714.68        -1.10%            7.49%

1992       16,924.95       -26.36%           -26.33%         1,307.66       -23.74%           -23.71%

1993       17,417.24         2.91%            15.02%         1,439.31        10.07%           23.03%

1994       19,723.06        13.24%            27.00%         1,559.09         8.32%           21.48%

1995       19,868.15         0.74%            -2.85%         1,577.70         1.19%           -2.41%

1996       19,361.35        -2.55%           -13.06%         1,470.94        -6.77%           -16.83%


(1)            Total   return  is  the  percent   change  in  the  index  from
                the  start  of the year to the end.
Sources:       Tokyo  Stock   Exchange,   Annual   Securities   Statistics
               (1996);   Monthly  Statistics   Report  (Dec.   1987,   1988,
               1989,   1990,  1991,  1992,  1993, 1994, 1995).

        The Japanese stock and real estate markets of the late 1980s have been dubbed "bubble" markets because they were characterized by dramatic increases in the volume of trading and transactions as well as in prices of stock and land. Such increases were driven by investors' expectations that stock and land prices would rise even further for the foreseeable future, thereby justifying (in their minds) their over-priced investments in Japanese stock and real estate. Many of such investments were financed with secured loans from Japan's banks and so-called "non-bank banks" (i.e., companies that are not licensed by the Minister of Finance to engage in the business of commercial banking but that are primarily engaged in the business of commercial lending).

        The collapse of the "bubble" stock market in 1990 had a material adverse impact on the financial situation of various participants therein. Such collapse also led to various problems involving irregular practices in the securities business, such as compensation to favored customers by securities companies for trading and other losses. The decline in stock prices has raised the cost of capital for industry and has reduced the value of stock holdings by banks and corporations. These effects have, in turn, contributed to the recent weakness in Japan's economy and could continue to have an adverse impact in the future.

        The following table sets forth the aggregate trading volume and the value of Japanese stocks on the eight Japanese stock exchanges for the years 1989 through 1996. Trading on the TSE represented over 76% of trading volume in each year.

                        Volume                    Value
Year             (millions of shares)           ((Y) bils.)

1989                    256,296                   (Y)386,395

1990                    145,837                      231,837

1991                    107,844                      134,160

1992                    82,563                        80,456

1993                    101,172                      106,123

1994                    105,936                      114,622

1995                    120,148                      115,840

1996                    126,496                      136,170


Source:  Tokyo Stock Exchange, Fact Book 1997.

        The Main Japanese Exchanges divide listed companies into First and Second Sections. Generally, larger, established companies are assigned to the First Section. Such companies meet more stringent listing criteria relating to the size and business condition of the issuing company, the liquidity of its securities and other factors pertinent to investor protection. At the end of 1996, 1,293 Japanese companies were listed on the First Section of the TSE. Newly listed and smaller companies are assigned to the Second Section. At the end of 1996, 473 Japanese companies were listed on the Second Section of the TSE. In an effort to increase the number of companies listed on the Second Section, the Second Section listing requirements prescribed by each of the Main Japanese Exchanges were lowered in 1996.

        The 20 leading Japanese companies on the TSE, by market value, represented 25.6% of the total market value of the TSE at year-end 1996. In 1996, three industrial groups accounted for approximately 40% of the total market value of the TSE: banks, 19.3%; electric appliances, 12.4%; and transportation equipment, 9.4%. The following table sets forth the number of companies listed on the TSE and market value by industrial group for year-end 1996.

                                                    Number of          Market Values
                                                    Companies            ((Y) bils.)
Fishery, Agriculture & Forestry.................              7                  497
Mining..........................................              9                  670
Construction....................................            145               12,981
Foods...........................................             91                9,837
Textiles & Apparels.............................             64                5,198
Pulp & Paper....................................             22                2,272
Chemicals.......................................            131               15,983
Pharmaceutical..................................             39               10,516
Oil & Coal  Products............................             13                3,484
Rubber Products.................................             15                2,680
Glass & Ceramics Products.......................             40                4,693
Iron & Steel....................................             51                9,038
Nonferrous Metals...............................             34                4,837
Metal Products..................................             45                2,906
Machinery.......................................            149               12,196
Electric Appliances.............................            181               43,190
Transportation Equipment........................             85               32,599
Precision Instruments...........................             26                2,462
Other Products..................................             48                7,725
Electric Power & Gas............................             17               14,282
Land Transportation.............................             37               12,376
Marine Transportation...........................             22                1,506
Air Transportation..............................              5                2,460
Warehousing & Harbor Transportation
Services........................................             24                1,028
Communication...................................              4                8,086
Wholesale Trade.................................            120               12,565
Retail Trade....................................             88               15,571
Banks...........................................            100               67,109
Securities......................................             25                8,255
Insurance.......................................             14                4,885
Other Financing Businesses......................             20                4,043
Real Estate.....................................             26                4,126
Services........................................             68                7,505
                                                         ------              -------
Total...........................................          1,765              347,578
                                                          =====              =======
Manufacturing...................................          1,034              169,525
Non-Manufacturing...............................            732              177,952
                                                            ---              -------
Total...........................................          1,765              347,578
                                                          =====              =======


Source:  Tokyo Stock Exchange, Fact Book 1997.

        The amount of funds raised in equity financings by all the companies listed on the TSE in 1996 increased by 946 billion yen to 1,534 billion yen while the number of financings increased by 96 to 253. The following table sets forth the number of equity financings by companies listed on the TSE and the amount raised for each of 1992 through 1996.

            Rights Offerings       Public Offerings      Private Placements     Exercise of Warrants    Total

                       Amount                 Amount                 Amount                 Amount      Amount
           No. of      Raised      No. of     Raised      No. of     Raised      No. of     Raised      Raised
         Financings   ((Y)bils.)  Financings  ((Y)bils.)  Financings  ((Y)bils.)  Financings  ((Y)bils.)   ((Y)bils.)
         ----------   ----------  ----------  ----------  ----------  ----------  ----------  ----------   ----------
1992           20         111           3         4           22        102         127        203        419

1993            9          48           4         7           14        150         184        617        822

1994            2          10          18       237            8        239         180        451        935

1995           12          96           8        33           19        160         118        299        588

1996            9         337          36       305           20        218         187        673      1,533

Source:  Tokyo Stock Exchange, Fact Book 1997.

INVESTMENT RESTRICTIONS

        The investment restrictions of each Portfolio are identical, unless otherwise specified. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of a Portfolio. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities except as otherwise noted.

        Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof are amended or modified, each of the Portfolios may not:

1. Purchase any security if, as a result, 25% or more of its total assets would be invested in securities of issuers in any single industry. This limitation shall not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of shares in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed one third of the Portfolio's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of Portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and

(iv) pursuant to reverse repurchase agreements entered into by the Portfolio.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act").

5. Purchase or sell real estate except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

6. Purchase or sell commodities or commodity contracts, except the Portfolio may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

7. Make loans, except that the Portfolio (1) may lend portfolio securities with a value not exceeding one-third of the Portfolio's total assets, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

Non-Fundamental Investment Restrictions. The investment restrictions described below are not fundamental policies of the Portfolios and may be changed by their respective Directors or Trustees. These non-fundamental investment policies require that, each Portfolio may not:

(i) Acquire securities of other investment companies, except as permitted by the 1940 Act or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange, provided that Provesta Portfolio and Investa Portfolio shall each be limited to 5% in the amount of its total assets that may be invested in the aggregate in securities of investment companies as a group. Currently the 1940 Act prohibits a Portfolio from acquiring securities of other investment companies if as a result (i) more than 5% of the value of a Portfolio's total assets will be invested in the securities of any one investment company, (ii) more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, or (iii) more than 3% of the outstanding voting stock of any one investment company will be owned by a Portfolio;

(ii) Acquire any illiquid investments, such as repurchase agreements with more than seven days to maturity, if as a result thereof, more than 15% of the market value of the Portfolio's net assets would be in investments that are illiquid;

(iii) invest more than 10% of its net assets in unlisted securities and Notes (as defined in Part A);

(iv)    Sell  any  security  short,   except  to  the  extent   permitted  by
the  1940  Act.  Transactions   in   futures    contracts   and   options
shall   not   constitute    selling securities short; or

(v) Purchase securities on margin, but the Portfolio may obtain such short term credits as may be necessary for the clearance of transactions.

        In addition to the investment policies discussed herein and in Part A, each Portfolio, except Top 50 US, has adopted additional non-fundamental investment policies. These non-fundamental investment policies require that each such Portfolio may not:

(i) invest more than 10% of its net assets in the securities of any one issuer or invest more than 40% of its net assets in the aggregate in the securities of those issuers in which the Portfolio has invested in excess of 5% but not more than 10% of its net assets. For purposes of this restriction, mortgage bonds and municipal bonds as well as bonds and Notes issued by the FRG, the states of the FRG, a member state of the European Union ("EU"), a state party to the Convention on the European Economic Area ("CEEA"), a member state of the Organization for Economic Cooperation and Development ("OECD") or the EU shall be valued at half of their value. Bonds of credit institutions situated in a member state of the EU or state party to the CEEA shall be valued at half their value provided that the credit institutions are by law subject to a special public supervision to protect the holders of such bonds and provided the funds raised through the issue of such bonds are invested in accordance with the legal provisions in assets, which provide sufficient coverage for the ensuing liabilities throughout the entire life of the bonds and which in case of deficiency of the issuer are earmarked for prior redemption of principal and payment of interest. Securities and Notes issued by companies in the same affiliated group shall be considered securities of the same issuer (borrower);

(ii) purchase bonds of the same issuer to the extent that their total value exceeds 10% of the total value of the bonds outstanding of the same issuer. This restriction does not apply to bonds issued by a national government, a local authority of a member state of the EU, a state party to the CEEA or by the EU, or if one of these bodies guarantees the payment of interest or the repayment of principal. For purchases, the above limit need not be complied with if the total value of the outstanding bonds of the same issuer cannot be determined;

(iii) purchase non-voting shares of the same issuer to the extent that the total value exceeds 10% of the total value of non-voting shares of the issuer; and

(iv) borrow money, except in amounts not to exceed 10% of the Portfolio's total assets (including the amount borrowed).

        The European Bond Portfolio is subject to an additional non-fundamental investment restriction: no more than 10% of the value of its total assets will be invested in equity securities (including warrants).

         All Portfolios. There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

        For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry based on classifications used by Micropal, a leading company offering a comprehensive and accurate performance measurement service specializing in collective investment vehicles. Micropal monitors all the world's major fund markets and has a range of clients from financial institutions to individual investors. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

ITEM 14.  MANAGEMENT OF THE TRUST.

The Trustees of the Trust, and principal occupations during the past five years (although their titles may have varied during the period) and business addresses are:

                                     TRUSTEES OF THE TRUST

Edward C. Schmults - Member of the Board of Directors of Green Point Financial Corp. Chairman of the Board of Trustees of The Edna McConnell Clark Foundation. Director of The Germany Fund, Inc. and The Central European Equity Fund, Inc. Senior Vice President-External Affairs and General Counsel of GTE Corporation (prior to 1994). Mr. Schmults' address is Rural Route One, Box 788, Cuttingsville, Vermont 05738.

Robert H. Wadsworth - President of The Wadsworth Group, First Fund Distributors, Inc. and Guinness Flight Investment Funds, Inc. Director of The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. Vice President of Professionally Managed Portfolios and Advisors Series Trust. Mr. Wadsworth's address is Investment Company Administration Corp., 479 West 22nd Street, New York, NY 10011.

Werner Walbroel - President and Chief Executive of the German American Chamber of Commerce, Inc. Member of the United States German Youth Exchange Council. Director of TUV Rheinland of North America, Inc. President and Director of German American Partnership Program. Director of The Germany Fund, Inc., DB New World Fund, Limited and LDC, and The Central European Equity Fund, Inc. Mr. Walbroel's address is German American Chamber of Commerce, Inc., 40 West 57th Street, New York, NY 10019.

G. Richard Stamberger* **- Managing Director of Deutsche Morgan Grenfell Inc. President, Deutsche Morgan Grenfell Investment Management Inc. Director of The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. Managing Director of C.J. Lawrence, Inc. (prior to 1993).

Mr. Stamberger's address is Deutsche Morgan Grenfeel Investment Management Inc, 31 West 52nd Street, New York, NY 10019.

Christian Strenger* ** - Managing Director of DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH (since 1991). Director of The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. Managing Director of Deutsche Bank Securities Corp. (prior to 1991). Mr. Strenger's address is DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH, Gruneburgweg 113-115, 60323 Frankfurt am Main, Germany.

* is an "interested person" of the Trust as that term is defined in the 1940 Act.
** Mr. Strenger and Mr. Stamberger own less than 1% of the shares of Deutsche Bank AG, of which the Manager and the Adviser are indirect subsidiaries.

The Trust does not have officers, but instead acts exclusively through its Trustees and agents of the Trust authorized by the Trustees.

The non-interested Trustees of the Trust receive a base annual fee of $5,000 and $500 per meeting attended plus expenses which is paid jointly by all series of the Trust and allocated among the series based upon their respective net assets. The aggregate compensation to each Trustee from the Trust is less than $60,000.

The Trust does not require employees other than its officers, and none of its officers devote full time to the affairs of the Trust or receive any compensation from a Portfolio.

ITEM 15. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

As of September 21, 1997, the following funds owned approximately 100% of the outstanding beneficial interests in each of the Portfolios:

        Owner of Beneficial Interest               Portfolio
        ----------------------------               ---------
        Deutsche European Mid-Cap Fund             Provesta Portfolio
        Deutsche German Equity Fund                Investa Portfolio
        Deutsche Japanese Equity Fund              Japanese Equity Portfolio
        Deutsche Global Bond Fund                  Global Bond Portfolio
        Deutsche European Bond Fund                European Bond Portfolio
        Deutsche Top 50 World                      Top 50 World Portfolio
        Deutsche Top 50 Europe                     Top 50 Europe Portfolio
        Deutsche Top 50 Asia                       Top 50 Asia Portfolio
        Deutsche Top 50 US                         Top 50 US Portfolio

So long as each Fund controls its corresponding Portfolio, the Fund may take actions without the approval of any other holder of beneficial interest in the Portfolio.

Each Fund has informed its corresponding Portfolio that whenever the Corporation is requested to vote on matters pertaining to the Portfolio (other than a vote by the Portfolio to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), it will hold a meeting of its investors and will cast its vote as instructed by those investors.

ITEM 16. INVESTMENT ADVISORY AND OTHER SERVICES.

Investment Manager. The investment manager to each Portfolio is DFM, an indirect subsidiary of Deutsche Bank AG, a major global banking institution headquartered in Germany. DFM, with principal offices at 31 West 52nd Street, New York, New York 10019, is a Delaware corporation and registered investment adviser under the Investment Advisers Act of 1940.

Pursuant to an investment management agreement with the Trust with respect to each Portfolio (the "Management Agreement"), DFM acts as investment manager to each Portfolio and, subject to the supervision of the Board of Trustees of the Trust, is responsible for, but may and has delegated as described below, under "Adviser," the management of the investment operations of each Portfolio's investments in accordance with its investment objective, policies and restrictions. DFM also provides each Portfolio with overall supervisory services over the other service providers and certain other services. The investment management services DFM provides to each Portfolio are not exclusive under the terms of the Management Agreement. DFM is free to render similar investment management services to others.

The Management Agreement is dated July 28, 1997 and will remain in effect until July 28, 1999 and from year to year thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the related Portfolio, or by the Trust's Trustees, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to such Management Agreement or "interested persons" (as defined in the 1940 Act) of the Trust, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was initially approved at a meeting held on July 28, 1997. A Management Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trust's Trustees, or by a vote of the holders of a majority of the related Portfolio's outstanding voting securities, on 60 days' written notice to the Manager and by the Manager on 90 days' written notice to the Trust. The Management Agreement provides that neither DFM nor its personnel shall be liable for any error of judgment or mistake of law or for any loss or expense in connection with the matters in which the agreement relates, except a loss resulting from wilful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Trust with respect to each Portfolio, DFM receives a fee from each of Top 50 World, Top 50 Europe and Top 50 Asia Portfolio, each Equity Portfolio (except the foregoing three Top 50 Portfolios) and each Bond Portfolio, which is computed daily and may be paid monthly, equal to 1.00%, 0.85% and 0.75%, respectively, of the average daily net assets of each such Portfolio on an annualized basis for the Portfolio's then-current fiscal year.

Investment Adviser. DFM has entered into an investment advisory agreement (the "Advisory Agreement") on behalf of the Trust with respect to each Portfolio except Top 50 US Portfolio with DWS International Portfolio Management GmbH and with respect to Top 50 US Portfolio with Deutsche Morgan Grenfell Investment Management Inc. ("DMGIM"). It is the Adviser's responsibility, under the overall supervision of DFM, to conduct the day-to-day investment decisions of its respective Portfolio(s), arrange for the execution of portfolio transactions and generally manage each Portfolio's investments in accordance with its investment objective, policies and restrictions.

The DWS Adviser and DMGIM Adviser are each an indirect subsidiary of Deutsche Bank AG. For these services, the respective Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.75%, 0.60% and 0.50% of the average daily net assets of each of Top 50 World, Top 50 Europe and Top 50 Asia Portfolio, each Equity Portfolio (except the foregoing Top 50 Portfolios) and each Bond Portfolio, respectively, on an annualized basis for the Portfolio's then-current fiscal year.

The Advisory Agreement is dated July 28, 1997 and will remain in effect until July 28, 1999 and from year to year thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the related Portfolio, or by the Trust's Trustees, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to such Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Trust, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was initially approved at a meeting held on July 28, 1997. The Advisory Agreement will terminate with respect to a Portfolio automatically if assigned or if the Management Agreement is terminated with respect to that Portfolio and is terminable at any time without penalty by a vote of a majority of the Trust's Trustees, or by a vote of the holders of a majority of the related Portfolio's outstanding voting securities, on 60 days' written notice to the relevant Adviser and by each Adviser on 90 days' written notice to the Manager and the Trust. The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss or expense in connection with the matters in which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.


Operations Agent. Under an operations agency agreement with the Trust ("Operations Agent Agreement"), Federated Services Company serves as operations agent to the Portfolios ("Operations Agent"). In connection with its responsibilities as Operations Agent of the Portfolios, Federated Services Company, among other things, (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations
(iii) prepares expense projections; (iv) prepares materials for the Trustees of the Trust, (v) coordinates the activities of all service providers; (vi) conducts compliance training for the Adviser; (vii) prepares investor meeting materials and (viii) monitors and supervises collection of tax reclaims.

        The Operations Agency Agreement between the Trust and Federated Services Company (dated July 28, 1997) with respect to each Portfolio has an initial term of three years. Thereafter, the Operations Agency Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Trust at any time after the initial term without penalty by a vote of a majority of the Trustees of the Trust, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust. The Operations Agency Agreement is terminable by the Trustees of the Trust or investors of the Portfolio on 60 days' written notice to Federated Services Company. The agreement is terminable by Federated Services Company on 90 days' written notice to the Trust. The Operations Agent Agreement provides that neither Federated Services Company nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for wilful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under the Agreement.

As Operations Agent of the Portfolios, Federated Services Company receives a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year. The Operations Agent of the Portfolios will receive a minimum fee of $60,000 per Portfolio annually and a minimum aggregate fee for each Portfolio and any fund investing in the Portfolio, taken together, of $75,000 for the first year of the Portfolio's operation and $125,000 for the second year, in each case payable to the Operations Agent.

Administrative Agent. Under an administration agreement with the Trust ("Administration Agreement"), IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") serves as administrative agent to the Portfolios ("Administrative Agent"). In connection with its responsibilities as Administrative Agent of the Portfolios, IBT (Cayman) (i) files and maintains governing documents, registration statements and regulatory filings; (ii) maintains a telephone line; (iii) approves annual expense budget; (iv) authorizes expenses; (v) distributes materials to the Trustees of the Trust; (vi) authorizes dividend distributions;
(vii) maintains books and records; (viii) files tax returns and (ix) maintains an investor register.

The Administration Agreement between the Trust and IBT (Cayman) (dated July 28,
1997) with respect to each Portfolio has an initial term of three years. Thereafter, the Administration Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Trust at any time after the initial term without penalty by a vote of a majority of the Trustees of the Trust, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust. The Administration Agreement is terminable by the Trustees of the Trust or investors of the Portfolio on 60 days' written notice to IBT (Cayman). The agreement is terminable by IBT (Cayman) on 90 days' written notice to the Portfolio. The Administration Agreement provides that neither IBT (Cayman) nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for wilful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under the Agreement.

As Administrative Agent of the Portfolios, IBT (Cayman) receives a fee from each Portfolio, which may be paid monthly, at the annual rate of $5,000.

Custodian and Fund Accountant. Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116 acts as the custodian of each Portfolio's assets. Pursuant to the Custodian Contract with the Trust, IBT is responsible for maintaining the books and records of portfolio transactions and holding portfolio securities and cash. In the case of foreign assets held outside the United States, IBT employs various subcustodians who were approved in accordance with the regulations of the SEC. The Custodian maintains portfolio transaction records. IBT Fund Services (Canada) Inc., One First Canadian Place, King Street West, Suite 2800, P.O. Box 231, Toronto, Ontario M5X1C8, provides fund accounting services to the Portfolios including (i) calculation of the daily net asset value for the Portfolios; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal and state securities and other regulatory requirements; and (iii) monitoring each Portfolio's compliance with the requirements applicable to a regulated investment company under the Code.

Independent Accountants. The independent accountants of the Trust are Price Waterhouse, Kaya W.F.G. (Jombi) Mensing 18, P.O. Box 46, Curacao, Netherlands Antilles.. The independent accountants conduct annual audits of financial statements, assist in the preparation and/or review of federal and state income tax returns and provide consulting as to matters of accounting and federal and state income taxation for each Portfolio.

Expenses. In addition to the fees payable under the various agreements discussed above, each Portfolio is responsible for usual and customary expenses associated with its operations. Such expenses may include organization expenses, legal fees, audit fees and expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under applicable securities laws, fund accounting fees, custodian fees and extraordinary expenses. For each Portfolio, such expenses also include brokerage expenses.

ITEM 17. BROKERAGE ALLOCATION AND OTHER PRACTICES.

The Trust trades securities for a Portfolio if it believes that a transaction net of costs (including custodian charges) will help achieve the Portfolio's investment objective. Changes in a Portfolio's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for a Portfolio are made by its portfolio manager who is an employee of the Adviser. The portfolio manager may serve other clients of the Adviser in a similar capacity.

The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Portfolios and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of a Portfolio's securities in so-called tender or exchange offers.

In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser seeks for each Portfolio in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Adviser or the Portfolio, subject to any applicable laws, rules and regulations.

The investment advisory fee that each Portfolio pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

In certain instances there may be securities that are suitable as an investment for a Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for the Portfolios and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Portfolio. When purchases or sales of the same security for a Portfolio and for other portfolios managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

ITEM 18. CAPITAL STOCK AND OTHER SECURITIES.

Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in separate series, such as the Portfolios. No series of the Trust has any preference over any other series. Investors in the Portfolios are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of the Portfolio. Upon liquidation or dissolution of the Portfolios, investors are entitled to share pro rata in the net assets of the Portfolios available for distribution to investors. Investments in the Portfolios have no preference, preemptive, conversion or similar rights and are fully paid and nonassessable, except as set forth below. Investments in the Portfolios may not be transferred. Certificates representing an investor's beneficial interest in the Portfolio are issued only upon the written request of an investor.

Each investor in the Portfolios is entitled to a vote in proportion to the amount of its investment. The Portfolios and other series of the Trust will all vote together in certain circumstances (e.g., election of the Trust's Trustees and auditors, as required by the 1940 Act and the rules thereunder). One or more series of the Trust could control the outcome of these votes. Investors do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interests in the Trust, or in a series as the case may be, may control the outcome of votes and in such event the other investors in the Portfolios, or in the series, would not be able to elect any Trustee. The Trust is not required and has no current intention to hold annual meetings of investors but the Portfolios will hold special meetings of investors when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for an investor vote. No material amendment may be made to the Trust's Declaration of Trust without the affirmative majority vote of investors (with the vote of each being in proportion to the amount of its investment).

The Trust, with respect to each Portfolio, may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the vote of two thirds of the Portfolios' investors (with the vote of each being in proportion to its percentage of the beneficial interests in a Portfolio), except that if the Trustees of the Trust recommend such sale of assets, the approval by vote of a majority of the investors (with the vote of each being in proportion to its percentage of the beneficial interests of each Portfolio) will be sufficient. A Portfolio may also be terminated (i) upon liquidation and distribution of its assets if approved by the vote of two thirds of its investors (with the vote of each being in proportion to the amount of its investment) or (ii) by the Trustees of the Trust by written notice to its investors.

The Trust is organized as a trust under the laws of the State of New York. Investors in the Portfolios or any other series of the Trust will be held personally liable for its obligations and liabilities, subject, however, to indemnification by the Trust in the event that there is imposed upon an investor a greater portion of the liabilities and obligations of the Portfolio than its proportionate beneficial interest. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations with respect to any series thereof.

The Declaration of Trust further provides that obligations of the Portfolios or any other series of the Trust are not binding upon the Trustees individually but only upon the property of the Portfolios or other series of the Trust, as the case may be, and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Trust reserves the right to create and issue a number of series, in which case investments in each series would participate equally in the earnings and assets of the particular series. Investors in each series would be entitled to vote separately to approve advisory agreements or changes in investment policy, but investors of all series may vote together in the election or selection of Trustees, principal underwriters and accountants. Upon liquidation or dissolution of any series of the Trust, the investors in that series would be entitled to share pro rata in the net assets of that series available for distribution to investors.

ITEM 19. PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED.

Beneficial interests in each Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of
Section 4(2) of the 1933 Act.

Each Portfolio determines its net asset value once daily on Monday through Friday as described under "Capital Stock and Other Securities" in Part A. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Martin Luther King, Jr. Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, each Portfolio would expect to close for purchases and redemptions at the same time. The days on which net asset value is determined are the Portfolios' business days.

The fixed income portion of the Portfolios and portfolio securities with a maturity of 60 days or more, including securities that are listed on an exchange or traded over the counter, are valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange or, in the absence of recorded sales, at the readily available closing bid price on such exchange or at the quoted bid price in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by a Portfolio's independent pricing service, such securities are priced in accordance with procedures adopted by the Trustees of the Trust. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

The value of investments listed on a U.S. securities exchange, other than options on stock indexes, is based on the last sale prices on the New York Stock Exchange at 4:00 p.m. or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange considered by the Adviser to be a primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Adviser determines the listing exchange is not a primary market, are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates available at the time of valuation.

Options on stock indexes traded on U.S. national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m., New York time. Stock index futures and related options, which are traded on U.S. futures exchanges, are valued at their last sales price as of the close of such futures exchanges which is currently 4:15 p.m., New York time. Options, futures contracts and warrants traded on a foreign stock exchange or on a foreign futures exchange are valued at the last price available before the time when the net assets are valued. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees of the Trust. Such procedures include the use of independent pricing services that use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of securities occur between the time when the exchange on which they are traded closes and the time when a Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

ITEM 20. TAX STATUS.

The Trust is organized as a New York trust. Under the anticipated method of operation of the Trust, the Portfolios will not subject to any income tax. However, each investor in the Portfolios will be taxable on its share (as determined in accordance with the governing instruments of the Trust) of a Portfolio's ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

The Trust's taxable year-end is December 31. Although, as describe above, each Portfolio will not be subject to federal income tax, the Trust will file appropriate income tax returns with respect to each Portfolio.

It is intended that the assets, income and distributions of the Portfolios will be managed in such a way that an investor in each Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in that Portfolio.

Gains or losses attributable to disposition of foreign currency or to foreign currency contracts, or to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Portfolio, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss. These gains and losses increase or decrease the amount of a Portfolio's net investment income available for distribution rather than its net capital gains.

Forward currency contracts, options and futures contracts entered into by a Portfolio may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by a Portfolio on forward currency contracts, options and futures contracts or on the underlying securities. "Straddles" may also result in the loss of the holding period of underlying securities for purposes of the 30% gross income test described above, and therefore, a Portfolio's ability to enter into forward currency contracts, options and futures contracts may be limited.

Foreign Taxes. The Portfolios may be subject to foreign withholding and other taxes with respect to income received from sources within certain foreign countries.

A Portfolio's gains and losses from the sale of securities will generally be treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Portfolio that qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals.

Foreign Investors. Allocations of U.S. source dividend income to an investor who, as to the United States, is a foreign trust or estate, foreign corporation or foreign partnership (a "foreign investor") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the investor, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Allocations of Portfolio interest or short term or net long term capital gains to foreign investors will not be subject to U.S. tax unless the allocations are effectively connected with the investor's trade or business in the United States or, in the case of an investor who is a non-resident alien individual, the investor was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

The foregoing discussion is based on U.S. federal tax laws in effect on the date hereof. These laws are subject to change by legislative or administrative action, possibly with retroactive effect.

ITEM 21. UNDERWRITERS.

The exclusive placement agent for the Trust is Edgewood Services, Inc. which receives no additional compensation for serving in this capacity. Investment companies, insurance company separate accounts, common and commingled trust funds and similar organizations and entities may continuously invest in each Portfolio.

ITEM 22. CALCULATION OF PERFORMANCE DATA.

        Not applicable.

ITEM 23. FINANCIAL STATEMENTS.

Each Portfolio's statement of assets and liabilities dated September 17, 1997 included herein has been included in reliance upon the report of Price Waterhouse, Grand Cayman, independent accountants, as experts in accounting and auditing.

                               DEUTSCHE PORTFOLIOS
                       STATEMENT OF ASSETS & LIABILITIES
                               SEPTEMBER 17, 1997

                                Top 50    Top 50    Top 50    Top 50                       Japanese   Global   European
                                 World    Europe     Asia       US     Provesta   Investa   Equity     Bond      Bond
                               Portfolio Portfolio Portfolio Portfolio Portfolio Portfolio Portfolio Portfolio Portfolio
                                  (US       (US       (US       (US       (US       (US       (US       (US       (US
                                Dollar)   Dollar)   Dollar)   Dollar)   Dollar)   Dollar)   Dollar)   Dollar)   Dollar)
ASSETS:
  Cash........................  $11,114   $11,112   $11,112   $11,112   $11,112   $11,112   $11,112   $11,112   $11,112
  Deferred organization
    expenses (Note 1)            52,957    52,957    52,957    52,957    52,957    52,957    52,957    52,957    52,957
                                ------------------------------------------------------------------------------------------
     Total Assets.............   64,071    64,069    64,069    64,069    64,069    64,069    64,069    64,069    64,069
                                ------------------------------------------------------------------------------------------
LIABILITIES
  Organization expenses
    payablE...................   52,957    52,957    52,957    52,957    52,957    52,957    52,957    52,957    52,957
                                ------------------------------------------------------------------------------------------
     Total Liabilities........   52,957    52,957    52,957    52,957    52,957    52,957    52,957    52,957    52,957
                                ------------------------------------------------------------------------------------------
     Net Assets...............  $11,114   $11,112   $11,112   $11,112   $11,112   $11,112   $11,112   $11,112   $11,112
                                ==========================================================================================


                       See Notes to Financial Statement.

DEUTSCHE PORTFOLIOS
NOTES TO FINANCIAL STATEMENT
SEPTEMBER 17, 1997

1 - GENERAL

Deutsche Portfolios ("Portfolio Trust") was organized on June 20, 1997, as a business trust under the laws of the State of New York and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Portfolio Trust currently consists of ten separate investment series (each a "Portfolio" and collectively the "Portfolios"), each of which is, in effect, a separate mutual fund. The accompanying financial statement and notes relate to nine of these Portfolios which are Top 50 World Portfolio (US Dollar), Top 50 Europe Portfolio (US Dollar), Top 50 Asia Portfolio (US Dollar), Top 50 US Portfolio (US Dollar), Provesta Portfolio (US Dollar), Investa Portfolio (US Dollar) and Japanese Equity Portfolio (US Dollar) (collectively, the "Equity Portfolios"), and Global Bond Portfolio (US Dollar) and European Bond Portfolio (US Dollar) (collectively, the "Bond Portfolios").

Deutsche Fund Management, Inc. ("DFM"), an indirect subsidiary of Deutsche
Bank AG, intends to serve as investment manager (the "Manager") to the Portfolio Trust. Investors Bank & Trust Company intends to serve as the custodian to the Portfolio Trust. IBT Fund Services (Canada) Inc. intends to serve as the fund accounting agent to the Portfolio Trust.

The Declaration of Trust of the Portfolios permits its Trustees to issue interests in the Portfolio Trust. The Portfolios have had no operations through September 17, 1997, other than those relating to organizational matters, including the issuance of the following initial interests ("Initial Interests") to Deutsche Funds, Inc. (the "Deutsche Funds") and Edgewood Services Inc., ("Edgewood"), distributor of the Deutsche Funds:


                                                                     INITIAL INTEREST
PORTFOLIO                 INITIAL INTEREST TO DEUTSCHE FUND   AMOUNT    TO EDGEWOOD   AMOUNT
---------                 ---------------------------------   ------    -----------   ------
Top 50 World
  Portfolio (US Dollar)   Deutsche Top 50 World               $11,112   Edgewood        $2
Top 50 Europe
  Portfolio (US Dollar)   Deutsche Top 50 Europe              $11,111   Edgewood        $1
Top 50 Asia
  Portfolio (US Dollar)   Deutsche Top 50 Asia                $11,111   Edgewood        $1
Top 50 US
  Portfolio (US Dollar)   Deutsche Top 50 US                  $11,111   Edgewood        $1
Provesta
  Portfolio (US Dollar)   Deutsche European Mid-Cap Fund      $11,111   Edgewood        $1
Investa
  Portfolio (US Dollar)   Deutsche German Equity Fund         $11,111   Edgewood        $1
Japanese Equity
  Portfolio (US Dollar)   Deutsche Japanese Equity Fund       $11,111   Edgewood        $1
Global Bond
  Portfolio (US Dollar)   Deutsche Global Bond Fund           $11,111   Edgewood        $1
European Bond
  Portfolio (US Dollar)   Deutsche European Bond Fund         $11,111   Edgewood        $1


The investment objective of the Equity Portfolios is primarily to achieve high capital appreciation, and as a secondary objective, reasonable dividend income. The investment objective of the Bond Portfolios is to achieve steady, high income.

Organization expenses incurred in connection with the organization and initial registration of the Portfolio Trust will be paid initially by DFM and reimbursed by the Portfolios. Such organization expenses have been deferred and will be amortized ratably over a period of sixty months from the commencement of operations of the Portfolios. Any amount received by the Portfolio from its corresponding Fund as a result of a redemption by Edgewood of any of its Initial Interest in the Portfolio will be applied so as to reduce the amount of unamortized organization expenses. The amount paid by the Portfolio Trust on any withdrawal by the Deutsche Funds of all or part of its Initial Interest in the Portfolios will be reduced by a portion of any unamortized organization expenses of the Portfolios, determined by the proportion of the amount of the Initial Interest withdrawn to the aggregate amount of the Initial Interests in the Portfolios then outstanding after taking into account any prior withdrawals of any portion of the Initial Interests in the Portfolios.

2 - COMMITMENTS AND RELATED AGREEMENTS

The Portfolio Trust intends to retain the services of DFM as Manager. DFM retains overall responsibility for supervision of the investment management program for each Portfolio but has delegated the day-to-day management of the investment operations of each Portfolio to an Adviser. As compensation for the services rendered by DFM under the investment management agreement ("Management Agreement") with the Portfolio Trust with respect to each Portfolio, DFM receives a fee from each Portfolio, which is computed daily and paid monthly, equal to the following percentages of each Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year:

         Top 50 World Portfolio (US Dollar)      1.00%
         Top 50 Europe Portfolio (US Dollar)     1.00%
         Top 50 Asia Portfolio (US Dollar)       1.00%
         Top 50 US Portfolio (US Dollar)         0.85%
         Provesta Portfolio (US Dollar)          0.85%
         Investa Portfolio (US Dollar)           0.85%
         Japanese Equity Portfolio (US Dollar)   0.85%
         Global Bond Portfolio (US Dollar)       0.75%
         European Bond Portfolio (US Dollar)     0.75%

DFM has retained the services of DWS International Portfolio Management GmbH ("DWS") as investment adviser of the Portfolios other than the Top 50 US Portfolio (US Dollar). Deutsche Morgan Grenfell Investment Management, Inc. ("DMGIM") is the investment adviser of the Top 50 US Portfolio (US Dollar). The advisers are indirect subsidiaries of Deutsche Bank AG. As compensation for their services DWS and DMGIM receive a fee paid from DFM which is based on the average daily net assets of the applicable Portfolio.

The Portfolio Trust intends to retain Federated Services Company as Operations Agent to the Portfolios. As Operations Agent of the Portfolios, Federated Services Company will receive a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year, subject to a minimum fee of $60,000 per Portfolio annually. Additionally, Federated Services Company will receive, in its capacity as Administrator and Transfer Agent of the Deutsche Funds and as Operating Agent of the Portfolios, a minimum aggregate fee from each Portfolio, its corresponding Fund and any other fund investing in each Portfolio, taken together, of $75,000 for the first year of each Portfolio's operations and $125,000 for the second year. Federated Services Company is affiliated with Edgewood.

The Portfolio Trust intends to enter into an administrative agreement with IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)"). As Administrative Agent of the Portfolios, IBT (Cayman) will receive a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of $5000 per each Portfolio.

Report of Independent Accountants

To the Initial Interest Holders and Board of Trustees of Deutsche Portfolios

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Top 50 World Portfolio (US Dollar), Top 50 Europe Portfolio (US Dollar), Top 50 Asia Portfolio (US Dollar), Top 50 US Portfolio (US Dollar), Provesta Portfolio (US Dollar), Investa Portfolio (US Dollar), Japanese Equity Portfolio (US Dollar), Global Bond Portfolio (US Dollar) and European Bond Portfolio (US Dollar) (nine of ten separate portfolios constituting Deutsche Portfolios, hereafter referred to as the "Portfolios") at September 17, 1997, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Portfolios' management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse
Price Waterhouse
Curacao, Netherlands Antilles
September 19, 1997

APPENDIX B - Description of Security Ratings

STANDARD & POOR'S
Corporate and Municipal Bonds

AAA - Debt rated AAA has the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

MOODY'S
Corporate and Municipal Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.PART C

PART B

ITEM 10.  COVER PAGE.

      Not applicable.

ITEM 11.  TABLE OF CONTENTS.                                   Page

        General Information and History . . . . . . . . . . .B-1
        Investment Objective and Policies . . . . . . . . . .B-1
        Management of the Portfolio . . . . . . . . . . . . .B-5
        Control Persons and Principal Holders
        of Securities . . . . . . . . . . . . . . . . . . . .B-6
        Investment Advisory and Other Services  . . . . . . .B-6
        Brokerage Allocation and Other Practices  . . . . . .B-10
        Capital Stock and Other Securities  . . . . . . . . .B-11
        Purchase, Redemption and Pricing of
        Securities Being Offered  . . . . . . . . . . . . . .B-12
        Tax Status  . . . . . . . . . . . . . . . . . . . . .B-13
        Underwriters  . . . . . . . . . . . . . . . . . . . .B-14
        Calculations of Performance Data  . . . . . . . . . .B-14
        Financial Statements  . . . . . . . . . . . . . . . .B-14

ITEM 12.  GENERAL INFORMATION AND HISTORY.

         Not applicable.

ITEM 13.  INVESTMENT OBJECTIVE AND POLICIES.

        Part A contains additional information about the investment objective and policies of the US Money Market Portfolio (US Dollar)(the "Portfolio"). This Part B should only be read in conjunction with Part A. This section contains supplemental information concerning the types of securities and other instruments in which the Portfolio may invest, the investment policies and portfolio strategies that the Portfolio may utilize and certain risks attendant to those investments, policies and strategies.

INVESTMENT OBJECTIVE AND POLICIES

        Loans of Portfolio Securities. Securities of the Portfolio may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays the Portfolio any income accruing thereon, and cash collateral may be invested for the Portfolio, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Portfolio in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Portfolio.

INVESTMENT RESTRICTIONS

        The investment restrictions below have been adopted by the Trust with respect to the Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities except as otherwise noted.

        Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any Securities and Exchange Commission ("SEC") or SEC staff interpretations thereof are amended or modified, the Portfolio may not:

        (1) enter into repurchase agreements with more than seven days to maturity if, as a result thereof, more than 10% of the market value of its net assets would be invested in such repurchase agreements together with any other investment for which market quotations are not readily available;

        (2) enter into reverse repurchase agreements which, including any borrowings under Investment Restriction No. 3, exceed, in the aggregate, one-third of the market value of its total assets, less liabilities other than obligations created by reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, it will, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe, reduce the amount of the obligations created by reverse repurchase agreements to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of its assets;

        (3) borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 10% of the value of its total assets, taken at cost, at the time of such borrowing; mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 10% of the value of its net assets at the time of such borrowing. The Portfolio will not purchase securities while borrowings exceed 5% of its total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and does not apply to reverse repurchase agreements;

        (4) enter into when-issued commitments exceeding in the aggregate 15% of the market value of its total assets, less liabilities other than obligations created by when-issued commitments;

        (5) purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of such investments in such industry would equal or exceed 25% of the value of its total assets. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities and negotiable certificates of deposit, fixed time deposits and bankers' acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks;

        (6) purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of its total assets would be invested in securities or other obligations or any one such issuer. This limitation does not apply to issues of the U.S. Government, its agencies or instrumentalities;

        (7) make loans, except through the purchase or holding of debt obligations, repurchase agreements or loans of portfolio securities in accordance with its investment objective and policies (see "Investment Objective and Policies");

        (8) purchase or sell puts, calls, straddles, spreads, or any combinations thereof; real estate; commodities; commodity contracts or interests in oil, gas or mineral exploration or development programs. However, bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts may be purchased;

        (9) purchase securities on margin, make short sales of securities or maintain a short position, provided that this restriction is not deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

        (10) invest in fixed time deposits with a duration of over seven calendar days, or in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of its total assets would be invested in such deposits;

        (11)   acquire securities of other investment companies;

        (12)   act as an underwriter of securities; or

        (13) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

        Non-fundamental Restrictions. In order to comply with certain federal statutes and policies the Portfolio as a matter of operating policy may not: (i) borrow money at any time at which the amount of its borrowings exceed 5% of its total assets (taken at market value), (ii) purchase securities issued by any investment company if such purchase at the time thereof would cause more than 5% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuer, would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuer and all other investment companies or would cause more than 3% of the outstanding voting securities of any such issuer to be held for it, or (iii) invest more than 10% of its net assets in securities (valued at the greater of cost or market value) that are subject to legal or contractual restrictions on resale or in securities which are not readily marketable, including repurchase agreements and fixed time deposits having maturities of more than 7 days, provided that there is no limitation with respect to or arising out of investment in (a) securities that have legal or contractual restrictions on resale but have a readily available market or (b) securities that are not registered under the 1933 Act but which can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. These policies are not fundamental and may be changed without investor approval in response to changes in the various federal requirements.

        Percentage and Rating Restrictions. Except with respect to Fundamental Investment Restriction No. 2 above and the limitation on the Portfolio's obligations created by reverse repurchase agreements, described in Part A under "Investment Objectives and Policies - Reverse Repurchase Agreements," a percentage or rating restriction on investment or utilization of assets set forth above or referred to in Part A is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.

        The Portfolio will comply with Rule 2a-7 under the 1940 Act, including the diversification, quality and maturity limitations imposed by the Rule.

        Currently, pursuant to Rule 2a-7, the Portfolio may invest only in U.S. dollar-denominated "eligible securities" (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an eligible security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO. A security that originally had a maturity of greater than 397 days is an eligible security if its remaining maturity at the time of purchase is 397 calendar days or less and the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Trustees. A description to the ratings of some NRSROs appears in the Appendix attached hereto.

        Under Rule 2a-7 the Portfolio may not invest more than five percent of its assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. In addition, the Portfolio may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Portfolio would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

ITEM 14.  MANAGEMENT OF THE TRUST.

        The Trustees of the Trust, and principal occupations during the past five years (although their titles may have varied during the period) and business addresses are:

TRUSTEES OF THE TRUST

Edward C. Schmults - Member of the Board of Directors of Green Point Financial Corp. Chairman of the Board of Trustees of The Edna McConnell Clark Foundation. Director of The Germany Fund, Inc. and The Central European Equity Fund, Inc. Senior Vice President-External Affairs and General Counsel of GTE Corporation (prior to 1994). Mr. Schmults' address is Rural Route One, Box 788, Cuttingsville, Vermont 05738.

Robert H. Wadsworth - President of The Wadsworth Group, First Fund Distributors, Inc. and Guinness Flight Investment Funds, Inc. Director of The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. Vice President of Professionally Managed Portfolios and Advisors Series Trust. Mr. Wadsworth's address is Investment Company Administration Corp., 479 West 22nd Street, New York, NY 10011.

Werner Walbroel - President and Chief Executive of the German American Chamber of Commerce, Inc. Member of the United States German Youth Exchange Council. Director of TUV Rheinland of North America, Inc. President and Director of German American Partnership Program. Director of The Germany Fund, Inc., DB New World Fund, Limited and LDC, and The Central European Equity Fund, Inc. Mr. Walbroel's address is German American Chamber of Commerce, Inc., 40 West 57th Street, New York, NY 10019.

         G. Richard Stamberger* **- Managing Director of Deutsche Morgan Grenfell Inc. President, Deutsche Morgan Grenfell Investment Management Inc. Director of The Germany Fund, Inc., The New Germany Fund, Inc., and The Central European Equity Fund, Inc. Managing Director of C.J. Lawrence, Inc. (prior to
1993). Mr. Stamberger's address is Deutsche Morgan Grenfell Investment Management Inc, 31 West 52nd Street, New York, NY 10019.

Christian Strenger* ** - Managing Director of DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH (since 1991). Director of The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. Managing Director of Deutsche Bank Securities Corp. (prior to 1991). Mr. Strenger's address is DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH, Gruneburgweg 113-115, 60323 Frankfurt am Main, Germany.

* is an "interested person" of the Trust as that term is defined in the 1940 Act.
** Mr. Strenger and Mr. Stamberger own less than 1% of the shares of Deutsche Bank AG, of which the Manager and the Adviser are indirect subsidiaries.

        The Trust does not have officers, but instead acts exclusively through its Trustees and agents of the Trust authorized by the Trustees.

        The non-interested Trustees of the Trust receive a base annual fee of $5,000 and $500 per meeting attended plus expenses which is paid jointly by all series of the Trust and allocated among the series based upon their respective net assets. The aggregate compensation to each Trustee from the Trust is less than $60,000.

        The Trust does not require employees other than its officers, and none of its officers devote full time to the affairs of the Trust or receive any compensation from the Portfolio.

ITEM 15. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

         As of September 21, the Deutsche US Money Market Fund and the Deutsche Institutional US Money Market Fund (the "Funds") each owned approximately 50% of the outstanding beneficial interests in the Portfolio. So long as a Fund controls the Portfolio, the Fund may take actions without the approval of any other holder of beneficial interest in the Portfolio.

        Each Fund has informed the Portfolio that whenever it is requested to vote on matters pertaining to the Portfolio (other than a vote by the Portfolio to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), it will hold a meeting of its investors and will cast its vote as instructed by those investors.

ITEM 16. INVESTMENT ADVISORY AND OTHER SERVICES.

Manager. The investment manager to the Portfolio is DFM, an indirect subsidiary of Deutsche Bank AG, a major global banking institution headquartered in Germany. DFM, with principal offices at 31 West 52nd Street, New York, New York 10019, is a Delaware corporation and registered investment adviser under the Investment Advisers Act of 1940.

        Pursuant to an investment management agreement with the Trust with respect to the Portfolio ("Management Agreement"), DFM acts as investment manager to the Portfolio and, subject to the supervision of the Board of Trustees of the Trust, is responsible for, but may and has delegated as described below, under "Adviser," the management of the investment operations of the Portfolio's investments in accordance with its investment objective, policies and restrictions. DFM also provides the Portfolio with overall supervisory services over the other service providers and certain other services. The investment management services DFM provides to the Portfolio are not exclusive under the terms of the Management Agreement. DFM is free to render similar investment management services to others.

        The Management Agreement is dated July 28, 1997 and will remain in effect until July 28, 1999 and from year to year thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, or by the Trust's Trustees, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to such Management Agreement or "interested persons" (as defined in the 1940 Act) of the Trust, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was initially approved at a meeting held on July 28, 1997. The Management Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trust's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Manager and by the Manager on 90 days' written notice to the Trust. The Management Agreement provides that neither DFM nor its personnel shall be liable for any error of judgment or mistake of law or for any loss or expense in connection with the matters in which the agreement relates, except a loss resulting from wilful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

        As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Trust with respect to the Portfolio, DFM receives a fee from the Portfolio, which is computed daily and may be paid monthly, equal to 0.15% of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year.

Adviser. DFM has entered into an investment advisory agreement (the "Advisory Agreement") dated July 28, 1997 with DMGIM on behalf of the Trust with respect to the Portfolio and certain other portfolios of the Trust. It is the Adviser's responsibility, under the overall supervision of DFM, to conduct the day-to-day investment decisions of the Portfolio, arrange for the execution of portfolio transactions and generally manage the Portfolio's investments in accordance with its investment objective, policies and restrictions.

        The Adviser is an indirect subsidiary of Deutsche Bank AG. For these services, the Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.1125% of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year.

        The Advisory Agreement is dated July 28, 1997 and will remain in effect until July 28, 1999 and from year to year thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, or by the Trust's Trustees, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to such Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Trust, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was initially approved at a meeting held on July 28, 1997. The Advisory Agreement will terminate automatically if assigned or if the Management Agreement is terminated and is terminable at any time without penalty by a vote of a majority of the Trust's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Manager and the Trust. The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss or expense in connection with the matters in which the agreement relates, except a loss resulting from wilful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

Operations Agent. Under an operations agency agreement with the Trust ("Operations Agency Agreement"), Federated Services Company serves as operations agent to the Portfolio ("Operations Agent"). In connection with its responsibilities as Operations Agent of the Portfolio, Federated Services Company, among other things, (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations
(iii) prepares expense projections; (iv) prepares materials for the Trustees of the Trust, (v) coordinates the activities of all service providers; (vi) conducts compliance training for the Adviser; and (vii) prepares investor meeting materials.

        The Operations Agency Agreement between the Trust and Federated Services Company (dated July 28, 1997) with respect to the Portfolio has an initial term of three years. Thereafter, the Operations Agency Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Trust at any time after the initial term without penalty by a vote of a majority of the Trustees of the Trust, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust. The Operations Agency Agreement is terminable by the Trustees of the Trust or investors of the Portfolio on 60 days' written notice to Federated Services Company. The agreement is terminable with respect to the Portfolio by Federated Services Company on 90 days' written notice to the Trust. The Operations Agent Agreement provides that neither Federated Services Company nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for wilful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under the Agreement.

        As Operations Agent of the Portfolio, Federated Services Company receives a fee from the Portfolio, which is computed daily and paid monthly, at an annual rate, for at least the Portfolio's first year of operations, equal to 0.015% of the average daily net assets of the Portfolio. If, after the Portfolio's first year of operations, the average net assets of the Portfolio (excluding net assets attributable to the Class Y Fund, an investor in the Portfolio) have not reached $325 million, the Operations Agent's fee would be increased to an annual rate of 0.035% of the average daily net assets of the Portfolio.

Administrative Agent. Under an administration agreement with the Trust ("Administration Agreement"), IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") serves as administrative agent to the Portfolio ("Administrative Agent"). In connection with its responsibilities as Administrative Agent of the Portfolio, IBT (Cayman) (i) files and maintains governing documents, registration statements and regulatory filings; (ii) maintains a telephone line; (iii) approves annual expense budget; (iv) authorizes expenses; (v) distributes materials to the Trustees of the Trust; (vi) authorizes dividend distributions;
(vii) maintains books and records; (viii) files tax returns and (ix) maintains an investor register.

        The Administration Agreement between the Trust and IBT (Cayman) (dated July 28, 1997) with respect to the Portfolio has an initial term of three years. Thereafter, the Administration Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Trust at any time after the initial term without penalty by a vote of a majority of the Trustees of the Trust, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust (see "Additional Information"). The Administration Agreement is terminable by the Trustees of the Trust or investors of the Portfolio on 60 days' written notice to IBT (Cayman). The agreement is terminable by IBT (Cayman) on 90 days' written notice to the Portfolio. The Administration Agreement provides that neither IBT (Cayman) nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for wilful misfeasance, bad faith or negligence or reckless disregard of its obligations and duties under the Agreement.

        As Administrative Agent of the Portfolio, IBT (Cayman) receives a fee from the Portfolio, which may be paid monthly, at the annual rate of $5,000.

Custodian and Fund Accountant. Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116 acts as the custodian of the Portfolio's assets. Pursuant to the Custodian Contract with the Trust, IBT is responsible for maintaining the books and records of portfolio transactions and holding portfolio securities and cash. In the case of foreign assets held outside the United States, IBT employs various subcustodians who were approved in accordance with the regulations of the SEC. The Custodian maintains portfolio transaction records. IBT Fund Services (Canada) Inc., One First Canadian Place, King Street West, Suite 2800, P.O. Box 231, Toronto, Ontario M5X1C8, provides fund accounting services to the Portfolio including (i) calculation of the daily net asset value for the Portfolio; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal and state securities and other regulatory requirements; and (iii) monitoring the Portfolio's compliance with the requirements applicable to a regulated investment company under the Code.

Independent Accountants. The independent accountants of the Trust are Price Waterhouse, Kaya W.F.G. (Jombi) Mensing 18, P.O. Box 46, Curacao, Netherlands Antilles. The independent accountants conduct annual audits of financial statements, assist in the preparation and/or review of federal and state income tax returns and provide consulting as to matters of accounting and federal and state income taxation for the Portfolio.

Expenses. In addition to the fees payable under the various agreements discussed above, the Portfolio is responsible for usual and customary expenses associated with its operations. Such expenses may include organization expenses, legal fees, audit fees and expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under applicable securities laws, fund accounting fees, custodian fees and extraordinary expenses. For the Portfolio, such expenses also include brokerage expenses.

ITEM 17. BROKERAGE ALLOCATION AND OTHER PRACTICES.

        The Adviser for the Portfolio places orders for all purchases and sales of portfolio securities, enters into repurchase and reverse repurchase agreements and executes loans of portfolio securities. Fixed-income securities are generally traded at a net price with dealers acting as principal for their own account without a stated commission. The price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. From time to time certificates of deposit may be purchased through intermediaries who may charge a commission for their services.

        The Adviser does not seek profits through short-term trading. However, it may on behalf of the Portfolio dispose of any portfolio security prior to its maturity if it believes such disposition is advisable even if this action realizes profits.

        Since brokerage commissions are not normally paid on investments which are made for the Portfolio, turnover resulting from such investments should not adversely affect the net asset value of the Portfolio. In connection with portfolio transactions for the Portfolio, the Adviser intends to seek best price and execution on a competitive basis for both purchases and sales of securities.

        On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

        Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the Portfolio in the purchase and sale of portfolio securities when, in the judgment of the Adviser, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. As one of the principal brokers for the Portfolio, Deutsche Bank AG may receive brokerage commissions from the Portfolio.


ITEM 18. CAPITAL STOCK AND OTHER SECURITIES.

Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in separate series, such as the Portfolio. No series of the Trust has any preference over any other series. Investors in the Portfolio are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of the Portfolio. Upon liquidation or dissolution of the Portfolio, investors are entitled to share pro rata in the net assets of the Portfolio available for distribution to investors. Investments in the Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and nonassessable, except as set forth below. Investments in the Portfolio may not be transferred. Certificates representing an investor's beneficial interest in the Portfolio are issued only upon the written request of an investor.

        Each investor in the Portfolio is entitled to a vote in proportion to the amount of its investment. The Portfolio and other series of the Trust will all vote together in certain circumstances (e.g., election of the Trust's Trustees and auditors, as required by the 1940 Act and the rules thereunder). One or more series of the Trust could control the outcome of these votes. Investors do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interests in the Trust, or in a series as the case may be, may control the outcome of votes and in such event the other investors in the Portfolio, or in the series, would not be able to elect any Trustee. The Trust is not required and has no current intention to hold annual meetings of investors but the Portfolio will hold special meetings of investors when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for an investor vote. No material amendment may be made to the Trust's Declaration of Trust without the affirmative majority vote of investors (with the vote of each being in proportion to the amount of its investment).

        The Trust, with respect to the Portfolio, may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the vote of two thirds of the Portfolio's investors (with the vote of each being in proportion to its percentage of the beneficial interests in a Portfolio), except that if the Trustees of the Trust recommend such sale of assets, the approval by vote of a majority of the investors (with the vote of each being in proportion to its percentage of the beneficial interests of the Portfolio) will be sufficient. A Portfolio may also be terminated (i) upon liquidation and distribution of its assets if approved by the vote of two thirds of its investors (with the vote of each being in proportion to the amount of its investment) or (ii) by the Trustees of the Trust by written notice to its investors.

        The Trust is organized as a trust under the laws of the State of New York. Investors in the Portfolio or any other series of the Trust will be held personally liable for its obligations and liabilities, subject, however, to indemnification by the Trust in the event that there is imposed upon an investor a greater portion of the liabilities and obligations of the Portfolio than its proportionate beneficial interest. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations with respect to any series thereof.

        The Declaration of Trust further provides that obligations of the Portfolio or any other series of the Trust are not binding upon the Trustees individually but only upon the property of the Portfolio or other series of the Trust, as the case may be, and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

        The Trust reserves the right to create and issue a number of series, in which case investments in each series would participate equally in the earnings and assets of the particular series. Investors in each series would be entitled to vote separately to approve advisory agreements or changes in investment policy, but investors of all series may vote together in the election or selection of Trustees, principal underwriters and accountants. Upon liquidation or dissolution of any series of the Trust, the investors in that series would be entitled to share pro rata in the net assets of that series available for distribution to investors.

ITEM 19. PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED.

        Beneficial interests in the Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act.

        The Portfolio determines its net asset value once daily on Monday through Friday as described under "Capital Stock and Other Securities" in Part
A. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Martin Luther King, Jr. Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Portfolio would expect to close for purchases and redemptions at the same time. The days on which net asset value is determined are the Portfolio's business days.

        The securities held by the Portfolio are valued at their amortized cost. Pursuant to a rule of the SEC, an investment company may use the amortized cost method of valuation subject to certain conditions and the determination that such method is in the best interests of the Portfolio's other investors. The use of amortized cost valuations is subject to the following conditions: (i) as a particular responsibility within the overall duty of care owed to the Portfolio's investors, the Trustees of the Trust have established procedures reasonably designed, taking into account current market conditions and the investment objective of its investors, to stabilize the net asset value as computed; (ii) the procedures include periodic review by the Trustees of the Trust, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the value of the Portfolio's net assets using amortized cost and the value of the Portfolio's net assets based upon available indications of market value with respect to such portfolio securities; (iii) the Trustees of the Trust will consider what steps, if any, should be taken if a difference of more than 1/2 of 1% occurs between the two methods of valuation; and (iv) the Trustees of the Trust will take such steps as they consider appropriate, such as shortening the average portfolio maturity, realizing gains or losses, establishing the value of the Portfolio's net assets by using available market quotations, or reducing the value of interests in the Portfolio, to minimize any material dilution or other unfair results which might arise from differences between the two methods of valuation.

        Such conditions also generally require that: (i) investments for the Portfolio be limited to instruments which the Trustees of the Trust determine present minimal credit risks and which are of high quality as determined by any nationally recognized statistical rating organization that is not an affiliated person of the issuer of, or any issuer, guarantor or provider of credit support for, the instrument, or, in the case of any instrument that is not so rated, is of comparable quality as determined by the Investment Adviser under the general supervision of the Trustees of the Trust; (ii) a dollar-weighted average portfolio maturity of not more than 90 days be maintained and no instrument is purchased with a remaining maturity of more than 397 days (792 in the case of U.S. Government securities); (iii) the Portfolio's available cash will be invested in such a manner as to reduce such maturity to 90 days or less as soon as is reasonably practicable, if the disposition of a portfolio security results in a dollar-weighted average portfolio maturity of more than 90 days; and (iv) no more than 5% of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S.
Government securities).

ITEM 20. TAX STATUS.

        The Trust is organized as a New York trust. Under the anticipated method of operation of the Trust, the Portfolio will not subject to any income tax. However, each investor in the Portfolio will be taxable on its share (as determined in accordance with the governing instruments of the Trust) of a Portfolio's ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

        The Trust's taxable year-end is December 31. Although, as describe above, the Portfolio will not be subject to federal income tax, the Trust will file appropriate income tax returns with respect to the Portfolio.

        It is intended that the assets, income and distributions of the Portfolio will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in that Portfolio.

        The foregoing discussion is based on U.S. federal tax laws in effect on the date hereof. These laws are subject to change by legislative or administrative action, possibly with retroactive effect.

ITEM 21. UNDERWRITERS.

        The exclusive placement agent for the Trust is Edgewood Services, Inc. which receives no additional compensation for serving in this capacity. Investment companies, insurance company separate accounts, common and commingled trust funds and similar organizations and entities may continuously invest in the Portfolio.

ITEM 22. CALCULATION OF PERFORMANCE DATA.

        Not applicable.

ITEM 23. FINANCIAL STATEMENTS.

        The Portfolio's statement of assets and liabilities dated September 19, 1997 included herein has been included in reliance upon the report of Price Waterhouse, Antilles, independent accountants, as experts in accounting and auditing.

                               DEUTSCHE PORTFOLIOS

                       STATEMENT OF ASSETS & LIABILITIES

                               SEPTEMBER 19, 1997




                                                  US
                                              Money Market
                                         Portfolio (US Dollar)
ASSETS:
  Cash.................................        $   210
  Deferred organization
    expenses (Note 1)..................         52,957
                                               -------
     Total Assets......................         53,957
                                               -------
LIABILITIES
  Organization expenses payable........         52,957
                                               -------
     Total Liabilities.................         52,957
                                               -------

     Net Assets........................        $   210
                                               =======


                       See Notes to Financial Statement.

DEUTSCHE PORTFOLIOS
NOTES TO FINANCIAL STATEMENT
SEPTEMBER 19, 1997


1 - GENERAL

Deutsche Portfolios ("Portfolio Trust") was organized on June 20, 1997, as a business trust under the laws of the State of New York and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Portfolio Trust currently consists of ten separate investment series (the "Portfolios"), each of which is, in effect, a separate mutual fund. The accompanying financial statement and notes relate to the US Money Market Portfolio (US Dollar) (the "Portfolio").

Deutsche Fund Management, Inc. ("DFM"), an indirect subsidiary of Deutsche
Bank AG, intends to serve as investment manager (the "Manager") to the Portfolio Trust. Investors Bank & Trust Company intends to serve as the custodian to the Portfolio Trust. IBT Fund Services (Canada) Inc. intends to serve as the fund accounting agent to the Portfolio Trust.

The Declaration of Trust of the Portfolios permits its Trustees to issue interests in the Portfolio Trust. The Portfolio has had no operations through September 19, 1997, other than those relating to organizational matters, including the issuance of the following initial interests ("Initial Interests") to the Deutsche US Money Market Fund and the Deutsche Institutional US Money Market Fund, two of the eleven funds constituting Deutsche Funds, Inc. (each a "Fund" and collectively the "Funds"), and Edgewood Services Inc. ("Edgewood"), distributor of the Funds:

                                                           INITIAL INTEREST
PORTFOLIO              INITIAL INTEREST TO DEUTSCHE FUND   AMOUNT             TO EDGEWOOD   AMOUNT
---------              ---------------------------------   ------             -----------   ------

US Money Market        Deutsche US
Portfolio (US Dollar)  Money Market Fund                   $100               Edgewood       $10

US Money Market        Deutsche Institutional
Portfolio (US Dollar)  US Money Market Fund                $100


The investment objective of the Portfolio is primarily to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Organization expenses incurred in connection with the organization and initial registration of the Portfolio Trust will be paid initially by DFM and reimbursed by the Portfolios. Such organization expenses have been deferred and will be amortized ratably over a period of sixty months from the commencement of operations of the Portfolios. Any amount received by the Portfolio from its corresponding Fund as a result of a redemption by Edgewood of any of its Initial Interests in the Portfolio will be applied so as to reduce the amount of unamortized organization expenses. The amount paid by the Portfolio Trust on any withdrawal by the Funds of all or part of its Initial Interests in the Portfolio will be reduced by a portion of any unamortized organization expenses of the Portfolio, determined by the proportion of the amount of the Initial Interest withdrawn to the aggregate amount of the Initial Interests in the Portfolio then outstanding after taking into account any prior withdrawals of any portion of the Initial Interests in the Portfolio.

2 - COMMITMENTS AND RELATED AGREEMENTS

The Portfolio Trust intends to retain the services of DFM as Manager. DFM retains overall responsibility for supervision of the investment management program for the Portfolio but has delegated the day-to-day management of the investment operations of the Portfolio to an Adviser. As compensation for the services rendered by DFM under the investment management agreement ("Management Agreement") with the Portfolio Trust with respect to the Portfolio, DFM receives a fee from the Portfolio, which is computed daily and paid monthly, equal to 0.15% of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year. DFM has retained the services of Deutsche Morgan Grenfell Investment Management, Inc. ("DMGIM") as the investment adviser. The adviser is an indirect subsidiary of Deutsche Bank AG. As compensation for its services DMGIM receives a fee paid from DFM which is based on the average daily net assets of the Portfolio.

The Portfolio Trust intends to retain Federated Services Company as Operations Agent to the Portfolios. As Operations Agent of the Portfolios, Federated Services Company will receive a fee from the Portfolio, which is computed daily and paid monthly, at the annual rate of 0.015% of the average daily net assets of the Portfolio. If after the first year of operations, the average net assets of the Portfolio have not reached $325 million, the Operations Agent's fee would be increased to an annual rate of 0.035% of the average daily net assets of the Portfolio. Federated Services Company is affiliated with Edgewood.

The Portfolio Trust intends to enter into an administrative agreement with IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)"). As Administrative Agent of the Portfolios, IBT (Cayman) will receive a fee from the Portfolio, which is computed daily and paid monthly, at the annual rate of 0.025% of the average daily net assets of the Portfolio.

Report of Independent Accountants

To the Initial Interest Holders and Board of Trustees of Deutsche Portfolios

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of US Money Market Portfolio (US Dollar) (one of ten separate portfolios constituting Deutsche Portfolios, hereafter referred to as the "Portfolios") at September 19, 1997, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Portfolios' management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



/s/ Price Waterhouse
Price Waterhouse
Curacao, Netherlands Antilles
September 22, 1997

APPENDIX B

BOND, NOTE AND COMMERCIAL PAPER RATINGS

                                         Bond Ratings

Moody's Investors Service, Inc. ("Moody's")

        Aaa - Bonds rated Aaa are judged to be of the "best quality". Aa1 is the rating directly below Aaa, and then continues to Aa2, Aa3 to show relative strength within the rating category.

Standard & Poor's Corporation ("S&P")

        AAA - The AAA rating is the highest rating assigned to debt obligations and indicates an extremely strong capacity to pay principal and interest.

                           Note and Variable Rate Investment Ratings

        Moody's - MIG-1. Notes rated MIG-1 are judged to be of the best quality, enjoying strong protection from established cash flow of funds for their services or from established and broad-based access to the market for refinancing or both.

        S&P - SP-1. SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).

                              Corporate Commercial Paper Ratings

        Moody's - Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Prime-1 indicates highest quality repayment capacity of rated issue.

        S&P - Commercial Paper ratings are a current assessment of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issues rated A-1 have the greatest capacity for timely payment. Issues rated "A-1+" are those with an "overwhelming degree of credit protection."

                                     Other Considerations

        Among the factors considered by Moody's in assigning bond, note and commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;
(iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt;
(vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

        Among the factors considered by S&P in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial Statements

               The financial statements included in Part B, Item 23 of this Registration Statement are as follows:

         Statement of Assets and Liabilities of Top 50 World Portfolio (US Dollar), Top 50 Europe Portfolio (US Dollar), Top 50 Asia Portfolio
         (US Dollar), Top 50 US Portfolio (US Dollar), Provesta Portfolio (US Dollar), Investa Portfolio (US Dollar), Japanese Equity Portfolio (US Dollar), Global Bond Portfolio (US Dollar) and European Bond Portfolio (US Dollar)at September 17, 1997
         Report of Independent Accountants

         Statement of Assets and Liabilities of US Money Market Portfolio (US Dollar) at September 19, 1997
         Report of Independent Accountants

        (b)     Exhibits

               1      Amended and Restated Declaration of Trust.

               2      By-Laws of the Registrant.

               5(a) Management Agreement between Registrant and Deutsche Fund Management, Inc. ("DFM").

               5(b) Investment Advisory Agreement between DFM, DWS International Portfolio Management GmbH and Deutsche Morgan Grenfell Investment Management Inc.

               8(a) Custodian Contract between the Registrant and Investors Bank & Trust Company.

               8(b) Fund Accounting Agreement between the Registrant and IBT Fund Services (Canada) Inc.

               9(a) Administration Agreement between the Registrant and IBT Trust Company (Cayman), Ltd.

               9(b) Operations Agency Agreement between the Registrant and Federated Services Company.

               9(c) Exclusive Placement Agency Agreement between the Registrant and Edgewood Services, Inc.

               13     Investment representation letters of initial investors.

               27     Financial Data Schedule.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

                 Item 25. Persons Controlled by or under Common Control with Registrant

           Immediately prior to the intial public offering of the shares of the Registrant, Edgewood Services, Inc., a New York corporation will own all of the outstanding shares of Deutsche Top 50 World, Deutsche Top 50 Europe, Deutsche Top 50 Asia, Deutsche Top
           50 U.S., Deutsche European Mid-Cap Fund, Deutsche German
           Equity Fund, Deutsche Japanese Equity Fund, Deutsche Global
           Bond Fund, Deutsche European Bond Fund, Deutsche U.S.
           Money Market Fund and Deutsche Institutional U.S. Money
           Market Fund. Edgewood Services, Inc. may, therefore, be deemed to control the Registrant. The following entities may therefore be deemed to be under common control with the
           Registrant:

           Advanced Information Services, a Delaware business trust Federated Bank and Trust, a New Jersey bank
           Federated Administrative Services, a Delaware business trust Federated Shareholder Services Company, a Delaware business trust
           Retirement Plan Services Company of America, a Delaware business trust
           Federated Administrative Services, Inc., a Pennsylvania corporation
           FS Holdings Inc., a Delaware corporation
           Federated Services Company, a Pennsylvania corporation
           FII Holdings Inc., a Delaware corporation
           Federated Shareholder Services, a Delaware business trust
           FFSI Insurance Agency Inc., a Massachusetts corporation Federated Investors Insurance Inc., a Pennsylvania corporation Federated International Management Limited, an Irish limited liability company
           Federated Global Research Corp., a Delaware corporation Federated Investment Counseling, a Delaware business trust Federated Research, a Delaware business trust
           Federated Management, a Delaware business trust
           Federated Research Corp., a Maryland corporation
           Federated Advisers, a Delaware business trust
           Federated Investors Building Corp., a Pennsylvania corporation Federated Financial Services, Inc., a Pennsylvania corporation Federated Securities Corp., a Pennsylvania corporation Exchange Fund Research Corp, a Pennsylvania corporation Federated Investors Management Company, a Pennsylvania corporation
           Federated Investors, Inc., a Pennsylvania corporation

Each listed entity is wholly owned by Federated Investors, a Delaware business trust. Each listed entity is included in the consolidated financial statements of Federated Investors.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.

                TITLE OF CLASS                     NUMBER OF RECORD HOLDERS
                Beneficial Interests               (as of September 23, 1997)

               Provesta Portfolio (US Dollar)                    2
               Investa Portfolio (US Dollar)                     2
               Japanese Equity Portfolio (US Dollar)             2
               Global Bond Portfolio (US Dollar)                 2
               European Bond Portfolio (US Dollar)               2
               Top 50 World Portfolio (US Dollar)                2
               Top 50 Europe Portfolio (US Dollar)               2
               Top 50 Asia Portfolio (US Dollar)                 2
               Top 50 US Portfolio (US Dollar)                   2
               US Money Market Portfolio (US Dollar)             3

ITEM 27. INDEMNIFICATION.

         Reference is hereby made to Article V of the Registrant's Declaration of Trust, filed as an Exhibit herewith.

         The Trustees and officers of the Registrant are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Item 28.          Business and Other Connections of Investment Adviser.

Deutsche Fund Management, Inc. ("DFM"), DWS International Portfolio Management GmbH ("DWS-IPM") and Deutsche Morgan Grenfell Investment Management Inc. ("DMGIM") are each indirect subsidiaries of Deutsche Bank AG.

Deutsche Fonds Holding GmbH ("DFH"), a holding company organized under German law, 93% owned by Deutsche Bank AG; sole shareholder of DFM (since 1/97); sole shareholder of DWS-IPM (since 5/97).

Deutsche Bank AG, a publicly-held global financial institution, trading on the Frankfurt Stock Exchange); sole shareholder of DFH (since 9/94).

Deutsche Bank North America Holding Corp. ("DBNAH"), a holding company organized under US law, 100% owned by Deutsche Bank AG; sole shareholder of Deutsche Bank U.S. Financial Markets Holding Corporation.

Deutsche Bank U.S. Financial Markets Holding Corporation, a holding company organized under US law, 100% owned by DBNAH; sole shareholder of DMGIM.

Brian A. Lee, President and Managing Director of DFM (since 1/97); President and Chief Operating Officer of Deutsche Bank Trust Company ("DBTC")(prior to 1997).

Christian Strenger, Chairman of the Board of Directors of DFM (since 1/97); Managing Director/Spokesman of DFH (since 9/94); Managing Director/Spokesman of DWS-IPM (since 5/97); Managing Director/Spokesman of DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH ("DWS-DGW)(since 8/91).

Udo Behrenwaldt, Director of DFM (since (5/97); Managing Director of DFH (since 9/94); Manager Director of DWS-IPM (since 5/97); Executive Director of DB Investment Management, S.A. (since 7/87); Managing Director of DWS-DGW (since 11/75).

Holger Naumann, Director of DFM (since 1/97); Head of Participations at DWS-DGW (since 12/95); Group Strategy Department at Deutsche Bank AG (prior to 12/95).

Bernd-Albrecht von Maltzan, Director of DFM (since 5/97); Divisional Board Member of Deutsche Bank AG (since 7/96); Managing Director of Deutsche Morgan Grenfell in Frankfurt and London (prior to 7/96).

Michael C. Lowengrub, Treasurer of DFM (since 1/97); Treasurer of DBTC (since 4/95); Director and Comptroller - Private Banking at Deutsche Bank AG-New York Branch (since 10/92).

Thomas A. Curtis, Secretary of DFM (since 1/97); Secretary of CB Management Corp. (since 2/96); Director and Counsel of Deutsche Bank AG-New York Branch (since 7/95).

Axel-Guenther Benkner, Managing Director of DWS-IPM (since 5/97); Managing Director of DFH (since 9/94); Managing Director of Deutsche
Vermoegensbildungsgesellschaft mbH (since 12/90); Managing Director of DWS-DGW (since 2/91).

Heinz-Wilheim Fesser, Senior Portfolio Manager of DWS-IPM (since 5/97); Fixed Income-Global at DWS-DGW (since 12/??).

Klaus Kaldmorgen, Senior Portfolio Manager of DWS-IPM (since 5/97); Equities-Global at DWS-DGW (since 12/??).

Klaus Martini, Senior Portfolio Manager of DWS-IPM (since 6/97); Head of Equities - Europe at DWS-DGW (since 7/84).

Elisabeth Weisenhorn, Senior Portfolio Manager of DWS-IPM (since 6/97); Head of Equities - Germany at DWS-DGW (since 11/85).

Reinhold Volk, Chief Financial Officer of DWS-IPM (since 6/97); Head of Controlling at DWS-DGW (sincec 10/86).

Mathias Geuckler, Chief Compliance Officer of DWS-IPM (since 6/97), Chief Compliance Officer of DWS-DGW (since 11/92).

Gerhard Seifried, Chief Operations Officer of DWS-IPM (since 6/97); Head of Fund Administration at DWS-DGW (since 10/85).

Guy Richard Stamberger, President, Chief Executive Officer and Director of DMGIM (since 10/94); Director of DBTC (since 4/95); Managing Director of Deutsche Bank Securities Corporation (prior to 10/94).

David Alan Zornitsky, Secretary and Treasurer of DMGIM (since 10/94); Assistant Vice President at Deutsche Bank Securities Corporation (prior to 10/94).

ITEM 29. PRINCIPAL UNDERWRITERS.

         Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder are maintained at the offices of:

        Deutsche Portfolios
        P.O. Box 501
        Cardinal Avenue
        Grand Cayman, Cayman Islands, BWI

        Deutsche Fund Management, Inc.
        31 West 52nd Street
        New York, NY   10019
        (investment manager)

        DWS International Portfolio Management GmbH
        Gruenburgweg 113-115, 60323
        Frankfurt am Main, Germany
        (investment  adviser  for  each  Portfolio,   except  US  Money  Market
        Portfolio
        (US Dollar)and Top 50 US Portfolio (US DOllar))

        Deutsche Morgan Grenfell Investment Management Inc.
        31 West 52nd Street
        New York, NY  10019
        (investment adviser for US Money Market Portfolio (US Dollar) and and Top 50 US Portfolio (US Dollar))

        Federated Services Company
        Federated Investors Tower
        Pittsburgh, PA  15222
        (operations agent)

        IBT Fund Services (Canada) Inc.
        One First Place
        King Street West, Suite 2800
        P.O. Box 231
        Toronto, Ontario  M5X1C8
        (fund accounting agent)

        IBT Trust Company (Cayman) Ltd.
        P.O. Box 501
        Cardinal Avenue
        Grand Cayman, Cayman Islands, BWI
        (administrative agent)

ITEM 31. MANAGEMENT SERVICES.

         Not applicable.

ITEM 32. UNDERTAKINGS.

         Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Investment Company Act of 1940, Deutsche Portfolios has duly caused this registration statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in Frankfurt, Germany on the 23rd day of September, 1997.

DEUTSCHE PORTFOLIOS

By:       /s/ Christian Strenger
          Christian Strenger
          Trustee

                                INDEX TO EXHIBITS


EXHIBIT NO.       DESCRIPTION OF EXHIBIT


               1      Amended and Restated Declaration of Trust.

               2      By-Laws of the Registrant.

               5(a) Management Agreement between Registrant and Deutsche Fund Management, Inc.

               5(b) Investment Advisory Agreement between Deutsche Fund Management, Inc. ("DFM"), DWS International Portfolio Management GmbH and Deutsche Morgan Grenfell Investment Management Inc.

               8(a) Custodian Contract between the Registrant and Investors Bank & Trust Company.

               8(b) Fund Accounting Agreement between the Registrant and IBT Fund Services (Canada) Inc.

               9(a) Administration Agreement between the Registrant and IBT Trust Company (Cayman), Ltd.

               9(b) Operations Agency Agreement between the Registrant and Federated Services Company.

               9(c) Exclusive Placement Agency Agreement between the and Edgewood Services, Inc.

               13     Investment representation letters of initial investors.

               27     Financial Data Schedule.